                                                                    EXHIBIT 10AJ


                    [THE JOHN AKRIDGE COMPANY LETTERHEAD]





                                                                October 23, 1992



HAND DELIVERY

Mr. Webb C. Hayes, IV
President & CEO
The Palmer National Bank
1667 K Street, N.W.
Washington, DC 20006

                                                  1667 K Street, N.W.

Dear Webb:

      Enclosed are four (4) bluebacked copies of the Second Amendment to Agreement of Lease between 1667 K Street N.W. Associates Limited Partnership and Palmer National Bank.

      Please sign all of the copies and have each signature attested with seals affixed. Upon completion, please return all four (4) originals to our office, and we will, in turn, obtain the necessary signatures and approvals and return one (1) fully executed copy to you.

      Thank you for your attention to this matter. If you have any questions or comments, please do not hesitate to call me.

                                              Sincerely,

                                              1667 K Street N.W. Associates
                                              Limited Partnership


                                              /s/ STEVEN AKRIDGE
                                              --------------------------------
                                              D. Steven Akridge
                                              Vice President
                                              The John Akridge Company
                                              Managing General Partner

Enclosure

cc:     John E. Akridge, III
DSA/mlg/0035K/18

                      [PALMER NATIONAL BANK LETTERHEAD]




                                                 November 3, 1992







D. Steven Akridge
Vice President
The John Akridge Company
601 - 13th Street, N.W.
Suite 300 North
Washington, DC 20005

Dear Steve:

                As you requested in your letter of October 23, 1992, enclosed please find the four bluebacked copies of the Second Amendment to Agreement of Lease by and between 1667 K Street, N.W. Associates Limited Partnership and The Palmer National Bank, fully executed on behalf of the Bank.

                When all documents have been executed on behalf of the Partnership, please return one copy to me for our files.

                                                    Sincerely,


                                                    /s/ WEBB C. HAYES IV
                                                    ---------------------------
                                                    Webb C. Hayes IV
                                                    President and Chairman
                                                    of the Board

Enclosures
WCH/jmb

                             THE JOHN AKRIDGE COMPANY


                                SECOND AMENDMENT
                                       TO
                               AGREEMENT OF LEASE

     This Second Amendment to Agreement of Lease (hereinafter called "Second Amendment") is made as of the _______day of October, 1992 by and between 1667 K Street N.W. Associates Limited Partnership (hereinafter called "Landlord") and Palmer National Bank (hereinafter called "Tenant"), having its principal office at 1667 K Street, N.W., Suite 100, Washington, D.C. 20006.

                                   WITNESSETH:

      WHEREAS, Landlord and Tenant entered into an Agreement of Lease dated December 31, 1981 and a First Amendment to Agreement of Lease dated November 19, 1982 (collectively the "Lease") whereby Landlord leased to Tenant a portion of the first floor and first basement of the Building;

      WHEREAS, it is the desire of the parties to amend the Lease to extend the Term of the Lease and to amend the Lease in certain other respects as particularly set forth herein.

      NOW THEREFORE, in consideration of the mutual covenants of the parties, it is hereby mutually agreed as follows:

     1. Pursuant to paragraph 2(a) of the Lease, the Lease Expiration Date shall be revised from April 30, 1993 to December 31, 1998.

     2. Pursuant to paragraph 3(a) of the Lease, commencing January 1, 1993 ("Renewal Commencement Date") Tenant shall pay to Landlord as Basic Rent for the Premises the sum of Four Hundred Thousand and 00/100 Dollars ($400,000.00) annually, payable in equal monthly installments, in advance, of Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($33,333.33).

     3. Pursuant to paragraphs 3(b) and 3(c) of the Lease, the base year for purposes of calculating increases in Real Estate Taxes and Annual Operating Charges shall be revised from the calendar year 1983 to the calendar year 1993.

     4. Notwithstanding anything to the contrary, paragraph 3(e) of the Lease shall be deleted in its entirety and the following shall be substituted in lieu thereof:

          "Commencing January 1, 1994, in lieu of any increases in the Consumer Price Index, Tenant's Basic Rent shall be increased annually by two and one-quarter percent (2.25%) of the previous years' adjusted annual Rent."

     5. Tenant shall accept the Premises in an "as-is" condition. However, Landlord shall provide Tenant with an allowance of up to Seventy-Five Thousand and 00/100 Dollars ($75,000.00) for cosmetic improvements within the Premises.

     6. Except as herein modified, all other terms and conditions of the Lease shall remain unchanged and in full force and effect.

    IN WITNESS HEREOF, the parties have duly executed this Second Amendment to the Agreement of Lease as of the date first written above.

ATTEST:                              LANDLORD: 1667 K Street, N.W. Associates
                                               Limited Partnership


By:                                  By:
   ---------------------------          -------------------------------------
Assistant Secretary                            John E. Akridge, III
                                               President
                                               The John Akridge Company
                                               Managing General Partner
[Corporate Seal]

ATTEST:                              TENANT:   Palmer National Bank

  By:      [SIG]                     By: /s/ WEBB C. HAYES
   ---------------------------           -------------------------------------
  Secretary                                     Webb C. Hayes
                                                President and CEO

  [Corporate Seal]

                            THE JOHN AKRIDGE COMPANY

                                 FIRST AMENDMENT


         Agreement made this 19 day of November 1982 by and between 1667 K Street, N.W. Associates Limited Partnership (hereinafter called "Landlord"), and Palmer National Bank, a National Banking Association, having its principal office at 1700 Wisconsin Avenue, Washington, D.C. prior to Lease Commencement Date, (herein after called "Tenant").


                                   WITNESSETH:

         Whereas, Landlord and Tenant entered into a written agreement of lease dated December 31, 1981, whereby Landlord leased to Tenant Suite 10 and 100 on the ground floor and first basement of that certain building situated at 1667 K Street, N.W., Washington, D.C. and

         Whereas it is the desire of the parties to further amend the Lease;

         Now, therefore, in consideration of the premises and of the mutual agreements hereinafter set forth, it is mutually agreed as follows:

         1. The Premises shall be increased by Suite 106 as outlined in red on the attached floor plan.

         2. Commencing on the Lease Commencement Date the annual rent as set forth in Exhibit F of the Lease shall be amended as follows:

                                   Annual                     Monthly
               Year                 Rent                       Rent
               ----               ----------                ----------

                 1               $267,360.00                $22,280.00
                 2                359,542.83                 29,961.90
                 3                367,542.87                 30,628.57
                 4                375,542.79                 31,295.23
                 5                383,542.83                 31,961.90
                 6                391,542.87                 32,628.57
                 7                399,542.79                 33,295.23
                 8                407,532.87                 33,961.07
                 9                415,542.87                 34,628.57
                10                423,542.79                 35,295.23


         3. The provisions of Exhibit B of the Lease, Work Agreement and Allowances, shall remain in full force and effect and Landlord shall provide the following items for the additional space:

              a. A cash allowance of up to Five Thousand Dollars ($5,000) for widening the interior stair. If the stair is not widened credit for this allowance will not be given.

              b. Building standard ceiling and fifteen (15) fluorescent light fixtures.

              c.   Building standard HVAC unit and ductwork.

              d.   Five (5) building standard interior doors and frames.

              e. One Hundred Sixteen (116) lineal feet of building standard partitioning.

              f.   Furred drywall at exterior walls.

              g.   Seven (7) building standard electrical outlets.

              h.   Ten (10) building standard telephone outlets.

              i.   Seven (7) building standard light switches.

              j.   $715.00 floor covering allowance.

         4. The Forty-Eight and Twenty-Two Hundredths percent (48.22%) prorata share of increases of Annual Operating Charges shall be increased to Fifty-Eight and Three Tenths percent (58.3%) and the Four and Forty-Two Hundredths percent (4.42%) prorata share of increase of Real Estate Taxes shall be increased to Five and Thirty-Five Hundredths percent (5.35%).

         5. Except as herein modified, this Lease shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties have duly executed this agreement as of the date first above written.

  ATTEST:                              LANDLORD:

                                       1667 K street, N.W. Associates
                                       Limited Partnership
                                       The John Akridge Company
                                       Managing General Partner

  By: /s/ MARY EBERT                   By:
     ----------------------------         ---------------------------------
     Ass't Secretary                      John E. Akridge, III
                                          President

  ATTEST:                              TENANT:

                                       Palmer National Bank


  By: /s/ PAULINE SHIRLEY              By:          [SIG]
     ----------------------------         ---------------------------------

                                 [SITE PLAN]

                            FIRST AMENDMENT TO LEASE


         THIS FIRST AMENDMENT TO LEASE (the "Amendment") made this 3rd day of June, 1993, by and between 1667 K Street, N.W. Associates Limited Partnership ("Landlord") and Palmer National Bank ("Tenant").

         WHEREAS, Landlord and Tenant have previously entered into a certain Agreement of Lease dated May 10, 1988 (the "Lease"), pursuant to which Tenant leased certain space at 1667 K Street, N.W. located on the 2nd floor of the Building and known as Suite 200 (the "PREMISES");

         WHEREAS, the term under the Lease expires April 30, 1993;

         WHEREAS, Tenant desires to extend the term of the Lease; and

         WHEREAS, Landlord and Tenant desire to provide for the terms and conditions for such extension, and to amend the Lease for certain other purposes, all as hereinafter more fully set forth.

         NOW, THEREFORE, for and in consideration of ten Dollars ($10.00) in hand paid, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. Definitions; Premises.

                  (a) Defined or capitalized terms used herein and not otherwise defined herein shall have the same meanings as in the Lease. Defined terms set forth in the Lease and not expressly modified herein shall continue to have the meanings set forth in the Lease.

                  (b) Effective as of the Effective Date (as defined in Paragraph 2 below) the Premises are hereby agreed to consist of three thousand nine hundred thirty (3,930) rentable square feet. No actual adjustment is being made to the physical boundaries of the Premises as a result of this Amendment, the sole change being in the agreed upon square footage thereof. Neither Landlord nor Tenant shall have any further right to challenge the square footage of the Premises.

         2. Term.


                  Effective as of May 1, 1993 (the "Effective Date"), the term under the Lease is hereby extended to expire April 30, 2003, which expiration date shall hereafter constitute the "Lease Expiration Date" under the Lease. all options to renew or extend the term of the Lease, if any, are hereby deemed deleted.

         3.    Rent.

                  (a) Basic Rent. Effective as of the Effective Date, the basic rent (the "Basic Rent") is agreed to be One Hundred Twenty-Seven Thousand Seven Hundred Twenty-Five Dollars ($127,725.00) annually, payable in equal monthly installments, in advance, of Ten Thousand six Hundred Forty-Three and 75/100 Dollars ($10,643.75). Effective May 1, 1998, the annual Basic Rent then in effect shall be increased by Fifteen Thousand Seven Hundred Twenty Dollars ($15,720.00), with Tenant's monthly payments then being increased by One Thousand Three Hundred Ten Dollars ($1,310.00). The inserts marked "*" and "**" at the bottom of page 1 to the Lease are hereby deleted.

                  (b) Increases in Real Estate Taxes. Effective as of the Effective Date, Paragraph 3(b) of the Lease shall be deemed amended to substitute "1993" for "1984" as the Base Year for purposes of Real Estate Taxes and to provide that Tenant's proportionate share for purposes of Real Estate Taxes shall be two and twenty-nine one-hundredths percent (2.29%). The foregoing notwithstanding, Landlord shall continue to have the right to make any adjustments permitted under Paragraph 3(b) of the Lease for periods prior to the Effective Date.

                  (c) Increases in Annual Operating Charges. Effective as of the Effective Date, Paragraph 3(c) of the lease is hereby deleted. The foregoing notwithstanding, Landlord shall continue to have the right to make any adjustments permitted under Paragraph 3(c) of the Lease for periods prior to the Effective Date.

                  (d) Base Rate for Real Estate Taxes and Operating Charges. Effective as of the Effective Date, Paragraph 3(d) of the Lease is hereby deleted.

                  (e) Increase in Cost of Living. Paragraph 3(e) of the Lease is amended and restated to read as follows:

                  Commencing effective January 1, 1994, and thereafter on January lst of each calendar year during the term hereof, the Rent then in effect shall be increased by three percent (3%) of the Basic Rent then in affect. The foregoing notwithstanding, Landlord shall continue to have the right to make any adjustments permitted under Paragraph 3(e) of the Lease for periods prior to the Effective Date.

                  (f) Minimum Rent. In no event shall the aggregate rent which Tenant is required to pay pursuant to the Lease for any calendar year be less than the rent which Tenant was required to pay for the preceding calendar year.

                  (g) Right of Inspection. Tenant's right of inspection pursuant to Paragraph 3(g) of the Lease is hereby deleted.

         4. Assignment and Subletting. The approval standards and conditions set forth in Paragraph 5(b) of Lease shall apply to proposed assignments as well as to proposed sublettings and, provided that Tenant is not in default under the Lease, but subject to the other terms of the Lease, Landlord's consent to any proposed assignment or subletting shall not be unreasonably withheld, conditioned or delayed. Tenant shall in all events reimburse Landlord for all of Landlord's reasonable costs and expenses (including, but not limited to, credit check fees and reasonable attorneys' fees) incurred by Landlord in reviewing and processing any request for Landlord's consent pursuant to Paragraph 5 of the Lease. Landlord agrees that, provided that Tenant and its assignee and/or sublessee accept Landlord's then standard form of consent letter, Landlord's attorneys' fees to be reimbursed by Tenant shall not exceed One Thousand ($1,000.00) Dollars.

         5. Insurance. The following is added as a new Paragraph 11(c) to the Lease;

                  (c) Waiver of Subrogation. Landlord and Tenant each hereby release the other and its agents and employees from any claims for damage or loss to any person or the Premises, the Building, the Land and any property contained therein or thereon, or any other property, caused by or resulting from any risks insured against under any insurance policies carried (or which would be insured against under any insurance policies required hereunder to be carried) by Landlord or Tenant at the time of any such damage or loss, regardless of the cause of the damage or loss (including the negligence of Landlord or Tenant or their respective agents or employees). Tenant's insurance policies shall name Landlord, Landlord's general partners, Landlord's lender(s) and the property management company as additional named insureds and shall contain an express waiver of subrogation in favor of Landlord, Landlord's insurers and each of the foregoing additional named insureds.

         6. Landlord's Indemnifications. Landlord's indemnifications (if any) under the Lease are subject to the terms of Paragraphs 11(c), 13(a) and 21(f) of the Lease.

         7. Waiver of Jury Trial. Paragraph 21(e) of the Lease is amended and restated to read as follows:

                  (e) Waiver of Jury Trial. LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON OR IN RESPECT OF ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT THEREUNDER, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

         8. Liability. Paragraph 21(f) of the Lease is amended and restated to read as follows:

                  Limitation of Landlord Liability. Notwithstanding any provision to the contrary contained in the Lease, Tenant shall look solely to the estate and property of Landlord in and to the Land and the Building in the event of any claim against Landlord arising out of or in connection with the Lease, the relationship of Landlord and Tenant, or Tenant's use of the Premises, and Tenant agrees that the liability of Landlord arising out of or in connection with the Lease, the relationship of Landlord and Tenant, or Tenant's use of the Premises, shall be limited to such estate and property of Landlord in and to the Land and the Building. No properties or assets of Landlord other than the estate and property of Landlord in and to the Land and the Building and no property owned by any partner of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with the Lease, the relationship of Landlord and Tenant or Tenant's use of the Premises. Notwithstanding anything to the contrary contained in the Lease, if any Provision of the Lease expressly or impliedly obligates Landlord not to unreasonably withhold or delay its consent or approval, an action for declaratory judgment or specific performance shall be Tenant's sole right and remedy in any dispute as to whether Landlord has violated such obligation.

         9. Improvements to Premises. Landlord shall have no obligation to make any improvements, alterations or repairs to the Premises and Tenant shall accept same "as is". Landlord shall provide a construction allowance in the amount of Forty-Seven Thousand Four Hundred Forty-Eight Dollars ($47,448.00)(the "Construction Allowance") to be used by Tenant in making alterations to the Premises and/or to Tenant's other premises in the Building (including, but not limited to, at Tenant's option, painting, recarpeting, etc.). All such alterations shall be subject to Paragraph 7 of the Lease and to Tenant obtaining Landlord's consent thereto in accordance with such Paragraph 7. Subject to the preceding sentence, Tenant shall have the right to install an interior stairway between the Premises and Tenant's first floor premises and to construct an entrance to its lower level premises from the lower level elevator lobby; provided, however, that upon the expiration or earlier termination of the Lease, Landlord shall have the right, at Landlord's option, to restore all or any part of such areas to their prior condition (or, at Landlord's option, to direct Tenant to perform such restoration) and, in such event, Tenant shall be solely responsible for all costs and expenses in connection therewith (including a ten percent (10%) construction management fee to Landlord in the event Landlord performs such work). Landlord shall advance the Construction Allowance to Tenant against contractor invoices, provided, however, that Landlord shall not be required to advance any of such Allowance at any time that an Event of Default exists hereunder. Landlord shall, if requested by Tenant, perform the alterations desired to be performed by Tenant (and consented to by Landlord) for a construction management fee equal to ten percent (10%) of the actual costs incurred in connection with such work (including, but not limited to, all costs, fees and expenses of the general contractor and any subcontractors).

         10. Broker. Landlord and Tenant represent and warrant that with the exception of The John Akridge Management Company (the "Broker") neither of them has dealt with or employed any broker, agent or finder in connection with this Amendment. The Broker shall be paid a commission by Landlord pursuant to a separate written agreement.

         11. No Further Modification. Except as otherwise provided herein, the Lease continues unmodified and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have caused their signatures and seals to be hereunto affixed as of the date and year first above written.

                                          LANDLORD:

  ATTEST                                  1667 K STREET, N.W. ASSOCIATES
                                             LIMITED PARTNERSHIP

                                          By:     The John Akridge Company
                                                  Its Managing General Partner

            [SIG]                                 By: /s/ JOHN E. AKRIDGE
-----------------------------                         -------------------------
Assistant Secretary                                    John E. Akridge, III
[Corporate Seal]                                        Its President


                                          TENANT:

                                          PALMER NATIONAL BANK

            [SIG]                         By: /s/ WEBB C. HAYES
-----------------------------                 -------------------------
Secretary                                     Webb C. Hayes, IV
[Corporate Seal]                              Its President

                               AGREEMENT OF LEASE



        THIS AGREEMENT OF LEASE ("Lease") is made this 10th day of May, 1988 by
(i) 1667 K Street, N.W. Associates Limited Partnership (hereinafter referred to as "Landlord") and (ii) The Palmer National Bank (hereinafter referred to as Tenant").

        WHEREAS, Landlord is the owner of an office building located at 1667 K Street, N.W., Washington, D.C. and more fully and legally described as Lot 71 in Square 184 in the District of Columbia as so denominated by the Surveyor of the District of Columbia (such building being hereinafter referred to as the "Building"); and

        WHEREAS, Tenant desires to lease space in the Building and Landlord is willing to rent Tenant space in the Building, upon the terms, conditions, covenants and agreements set forth herein.

        NOW, THEREFORE, the parties hereto, intending legally to be bound, hereby covenant and agree as set forth below:


        1. THE PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the term and upon the terms, conditions, covenants and agreements hereinafter provided, Suite 200, located on the second floor of the Building (such space being hereinafter referred to as the "premises"). The premises are outlined in red on Exhibit A attached hereto and made a part hereof. The lease of the premises includes the right, together with other tenants of the Building and members of the public, to use the common public areas of the Building, but includes no other rights not specifically set forth herein. landlord shall finish the premises as set forth in Exhibit B attached hereto and made a part hereof. It is understood and agreed that Landlord will not make, and is under no obligation to make, any structural or other alterations, decorations, additions or improvements in or to the premises except as set forth in Exhibit B.

        2.  Term.  See paragraph 22 for Option to Renew.

        (a) The term of this Lease (hereinafter referred to as the "term") shall be for a period commencing on June 1, 1988 (the "Lease Commencement
Date") and expiring at midnight on April 30, 1993, the "Lease Expiration Date").

        (b) It is understood and agreed that if Tenant has fully and timely performed in accordance with the provisions of Exhibit B hereof and if, notwithstanding the timely submissions and approvals required of Tenant therein, the premises are not substantially assigned to Landlord in accordance with the provisions of paragraph 2 of Exhibit B on or before the Lease Commencement Date, or if for any other reason Landlord is unable to deliver possession of the premises to Tenant on the Lease Commencement Date, this Lease shall not be void or voidable, nor shall Landlord or Landlord's agents and employees be liable to Tenant for any loss or damage resulting therefrom. In such event the Lease Commencement Date shall be extended to the date on which Landlord substantially completes the premises.

        (c) If is further understood and agreed that if Tenant does not take possession of the premises on the Lease Commencement Date for any reason other than the inability of Landlord to deliver possession of the premises to Tenant on such date as provided in paragraph 2(b) above, or if Tenant causes a delay in the delivery of possession of the premises as set forth in paragraph 4 of Exhibit B, the Lease Commencement Date shall not be extended, the term of this Lease shall nonetheless begin on the Lease Commencement Date and Tenant's obligations hereunder shall commence as of such date.

        (d) If, pursuant to the provisions of this Lease, the term of this Lease begins on a date other than the Lease Commencement Date indicated in Paragraph 2(a) above, then Landlord shall advise Tenant in writing of such date and thereafter the Lease Commencement Date shall be such date and the Lease Expiration Date shall be the same number of days after the Lease Commencement Date as it was after the original lease commencement date. For all purposes of this Lease, the term "Lease Year" shall mean any period of twelve consecutive calendar months during the term of this Lease which begins on the Lease Commencement Date or an anniversary thereof.

       *3. RENT. Tenant shall pay as rent for the premises the following amounts (each of which amounts shall be considered rent and all of which, unless the context requires otherwise, are collectively referred to herein as "rent"):

        (a) BASIC RENT. Tenant shall pay as the basic rent the sum of One Hundred Forty Four Thousand Three Hundred Five and 04/100 Dollars ($144,305.04) annually, payable in equal monthly installments, in advance, of Twelve Thousand Twenty Five and 42/100 Dollars ($12,025.42) the first payment to be made upon the signing of this Lease by Tenant, and the second and subsequent monthly payments to be made on the first day of each and every calendar month (beginning with the second month) during the term hereof. Rent shall be made payable to Landlord at the office of Landlord, or such other party or at such other address as Landlord may designate from time by written notice to Tenant. If the term of this Lease begins on a date other than on the first day of a month, rent from such date until the first day of the following month shall be prorated at the rate of one-thirtieth (1/30th) of the fixed monthly rental for each day, payable in advance. **

        (b) INCREASES IN REAL ESTATE TAXES.

        (i) Tenant shall, for each calendar year after the Base Year (as hereinafter defined), pay to Landlord, as additional rent, Two and 50/100 percent (2.50%) (being Tenant's agreed-upon proportionate share) of the increase in Real Estate Taxes (as hereinafter defined) for such calendar year over the Real Estate Taxes for the Base Year. For the purposes of this paragraph 3(b) the term "Base year" is hereby defined to mean the calendar year 1988 and the term "Real Estate Taxes" for any calendar year is hereby defined to mean the total amount of all taxes and assessments, general and special, ordinary and extraordinary, foreseen and unforeseen, now or hereafter assessed, levied or imposed upon the Building and the land on which the Building is situated (the "Land")for such year, together with any tax in the nature of a real estate tax, an ad valorem tax on rent or any tax on income if imposed, in whole or in part, in lieu of real estate taxes and assessments, and any taxes and assessments which may hereafter be substituted for Real Estate Taxes.

        (u) In the event that the method currently used for the computation of the assessed market value of the Building and/or the Land is discontinued or revised, the determination of the increase in Real Estate Taxes under this paragraph 3(b) shall thereafter be made according to 1 formula and procedure which most nearly approximates the method of determination hereinabove set forth. In the event that any business, rent or other taxes which are now or hereafter levied upon Tenant's use or occupancy of the premises, on Tenant's leasehold improvements.

* Commencing the first day of the third Lease Year, the basic rent pursuant to this paragraph 3(a) shall be increased to the sum of One Hundred Fifty Four Thousand Six Hundred Twelve and 56/100 Dollars($154,612.56) annually, payable in equal monthly installments, in advance, of Twelve Thousand Eight Hundred Eighty Four and 38/100 Dollars ($12,884.38). Commencing the first day of the fifth Lease Year, the basic rent pursuant to this paragraph 3(a) shall be increased to the sum of One Hundred Sixty Four thousand Nine Hundred Nineteen and 96/100 Dollars(164,919.96) annually, payable in equal monthly installments, in advance, of Thirteen Thousand Seven Hundred Forty Three and 33/100 Dollars($13,743.33).

** Notwithstanding the provisions of this paragraph 3, fifty per cent (50%) of the first twelve (12) month's basic rent shall be abated.

                                                                    JACo
                                                                    rev. 4-2-81
on Tenant's business at the premises or on Landlord by virtue of Tenant's occupancy of the premises, are enacted, changed or altered so that any of such taxes are levied against Landlord or in the event that the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment of such taxes, any and all such taxes shall be deemed to be a part of the increase in Real Estate Taxes and Tenant shall pay to Landlord Tenant's proportionate share of the full amount of all of such taxes.

        (iii) At any time or times in which the Real Estate Taxes for the Base Year are determined or estimated, Landlord may submit to Tenant a statement of Landlord's estimate of the increase in the Real Estate Taxes for the current calendar year over the Real Estate Taxes for the Base Year, and within thirty
(30) days after delivery of such statement. Tenant shall begin paying to Landlord, as additional monthly rent due and payable on the first day of each month, an amount equal to one-twelfth (1/12th) of the amount determined to be Tenant's aforesaid percentage of such increase in Real Estate Taxes. Within ninety (90) days after the expiration of each calendar year in which Tenant's monthly rent is increased pursuant to this paragraph 3(b), Landlord shall submit a statement showing the determination of the total increase in Real Estate Taxes for such calendar year over the Base Year, and Tenant's proportionate share of such increase. If such statement shows that Tenant's monthly payments pursuant to this paragraph 3(b) exceeded Tenant's share of the actual increase in Real Estate Taxes for the preceding calendar year, then Tenant may deduct such overpayment from its next payment or payments of monthly rent. If such statement shows that Tenant's share of the actual increase in Real Estate Taxes exceeded Tenant's monthly payments for the preceding calendar year, then Tenant shall pay the total amount of such deficiency to Landlord with the next payment of rent due hereunder after receipt of the statement. In the event that the Lease Expiration Date is not December 31st, the increase in Real Estate Taxes to be paid by Tenant for the calendar year in which the Lease Expiration Date occurs shall be determined by multiplying the amount of Tenant's share thereof for the full calendar year by a fraction, the numerator of which shall be the number of days prior to the Lease Expiration Date during such calendar year and the denominator of which shall be 365.

        (c) INCREASE IN OPERATING COSTS. Tenant shall, for each calendar year after the year in which the Base Year Operating Charges (as hereinafter defined) are determined, pay to Landlord, as additional rent, two and 50/100 percent (2.50%) (being Tenant's agreed-upon proportionate share) of the increase during the term of this Lease in Annual Operating Charges (as hereinafter defined) over the Base Year Operating Charges. The Annual Operating Charges for any calendar year are hereby defined as the sum of the following costs and expenses: (i) gas, electricity, water, sewer and other utility charges (including surcharges) of whatever nature, (ii) insurance premiums, (iii) building personnel costs, including, but not limited to, salaries, wages, fringe benefits and other direct and indirect costs of engineers, superintendents, watchmen, porters and any other building personnel, (iv) costs of service and maintenance contracts, including, but not limited to, chillers, boilers, controls, elevators, mail chute, windows, janitorial and general cleaning, security services, and management fees, (v) all other maintenance and repair expenses and supplies which are deducted by Landlord for such calendar year in computing its Federal income tax liability, (vi) any other costs and expenses (i.e., items which are not capital improvements) incurred by Landlord in operating the Building, including ground rent, if any, and principal and interest payments, in excess of the amount paid during the Base Year on the permanent loan,* (vii) the cost of any additional services not provided to the Building at the Lease Commencement Date but thereafter provided by Landlord in the prudent management of the Building, and (viii) the cost of any capital improvements which are made by Landlord after completion of initial construction of the Building; provided, however, that the cost of each such capital improvement, together with any financing charges incurred in connection therewith, or imputed financing charge if the improvement is not financed by borrowing shall be amortized in constant annual payments over the useful life thereof and only that portion thereof attributable to such calendar year shall be included in the Annual Operating Charges for such calendar year.** Annual Operating Charges shall not include (i) principal payments or interest payments in an amount equal to the Base Year payments, on any permanent mortgages, (ii) leasing commissions payable by Landlord or (iii) deductions for depreciation of the Building.

The Base Year Operating Charges are hereby defined as the Annual Operating Charges for the calendar year 1988. At any time or times after the year in which the Base Year Operating Charges are reasonably determined or estimated, Landlord may submit to Tenant a statement of Landlord's estimate of the increase of the Annual Operating Charges for the current calendar year over the Base Year Operating Charges, and within thirty (30) days after the delivery of such statement, Tenant shall begin paying to Landlord, as additional monthly rent due and payable on the first day of each month, an amount equal to one-twelfth (1/12th) of the amount determined to be Tenant's aforesaid percentage of the increase in the Annual Operating Charges. Within ninety (90) days after the expiration of each calendar year in which Tenant's monthly rent is increased pursuant to this paragraph 3(c), Landlord shall, upon the request of Tenant, submit a statement showing the determination of the total increase in Annual Operating Charges for such calendar year over the Base Year Operating charges, and Tenant's proportionate share of such increase. If such statement shows that Tenant's monthly payments pursuant to this paragraph 3(c) exceeded Tenant's share of the actual increase in Annual Operating Charges for the preceding calendar year, then Tenant may deduct such overpayment from its next payment or payments of monthly rent. If such statement shows that Tenant's share of the actual increase in Annual Operating Charges exceeded Tenant's monthly payments for the preceding calendar year, then Tenant shall pay the total amount of such deficiency to Landlord with the next payment of rent due hereunder after receipt of this statement. In the event that the Lease Expiration Date is not December 31st, the increase in Annual Operating Charges to be paid by Tenant for the calendar year in which the Lease Expiration Date occurs shall be determined by multiplying the amount of Tenant's share thereof for the full calendar year by a fraction, the numerator of which shall be the number of days prior to the Lease Expiration Date during such calendar year and the denominator of which shall be 365.



------------

* provided that the annual increase attributable to ground rent, principal and interest shall not exceed one half (1/2) the escalation provided for under paragraph 3(e).

** Notwithstanding, Landlord shall limit capital improvements.


                                                                    JACo
                                                                    rev. 3-10-83

        (e) INCREASE IN COST OF LIVING. The basic annual rent set forth in paragraph 3(a) above shall be increased annually, effective on January 1st of each calendar year during the term hereof, by an amount equal to thirty percent (30%) of any increase in the CPI (as hereinafter defined). The basic annual rent shall be adjusted based upon the increase, if any, in the index now known as the Consumer Price Index for Urban Wage Earners and Clerical Workers, All Items, Washington, D.C., Maryland and Virginia SMSA (1967 - 100) as published by the Bureau of Labor Statistics, United States Department of Labor (hereinafter referred to as the "CPI"). The amount of the increase shall be determined by multiplying the amount of the basic annual rent set forth in paragraph 3(a) hereof by the product of (a) thirty percent (30%) of (b) a fraction, the numerator of which shall be (i) the CPI for the month of December immediately preceding the commencement of the calendar year for which such annual adjustment is to be made minus (ii) the CPI for the month immediately preceding the Lease Commencement Date, and the denominator of which shall be the CPI for the month immediately preceding the Lease Commencement Date. Written notice of the estimated amount of such annual adjustment for the following calendar year shall be sent to Tenant during the month of December of every calendar year during the term of this Lease, and on January 1st of the next calendar year. Tenant shall begin paying to Landlord, as additional monthly rent due and payable on the first day of each month of such calendar year, an amount equal to one-twelfth (1/12th) of such annual adjustment. Within ninety (90) days after the expiration of each calendar year in which Tenant's monthly rent is increased pursuant to this paragraph 3(e), Landlord shall submit a statement showing the determination of the actual amount of the increase in the CPI for the preceding calendar year. If such statement shows that Tenant's monthly payments pursuant to this paragraph 3(e) exceeded the adjustment to be made based upon the actual increase in the CPI, then Tenant may deduct such overpayment from its next payment or payments of monthly rent. If such statement shows that the increase of Tenant's basic annual rent, based upon the actual increase in the CPI, exceeded Tenant's monthly payments for the preceding calendar year, then Tenant shall pay the total amount of such deficiency to Landlord with the next payment of rent due hereunder after receipt of the statement. In the event that the Lease Expiration Date is not December 31st, the increase to be paid by Tenant for the calendar year in which the Lease Expiration Date occurs shall be determined by multiplying the amount of the increase for the full calendar year by a fraction, the numerator of which shall be the number of days prior to the Lease Expiration Date, during such calendar year, and the denominator of which shall be 365. If the CPI shall be discontinued with no successor or comparable successor index, the parties shall attempt to agree upon a substitute formula, but if the parties are unable to agree upon a substitute formula, then such substitute formula shall be the formula recommended by the Washington Board of Realtors; provided, however, that in no event shall the amount of the basic annual rent payable by Tenant under this Lease for any calendar year be less than the amount of basic annual rent paid in the calendar year immediately prior thereto.

        (f) DEMAND; TIME. Each of the foregoing amounts of rent shall be paid to Landlord without demand and without deduction, set-off or counterclaim on the first (1st) day of every month during the term of this Lease. If Landlord shall at any time or times accept rent after it shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasion, or constitute, or be construed as, a waiver of any or all of Landlord's rights hereunder.

        (g) RIGHT OF INSPECTION. Landlord agrees Tenant shall have the right to inspect Landlord's books to verify increases in Real Estate Taxes and/or Annual Operating Charges at Landlord's office at reasonable times and reasonable intervals with at least fifteen (15) days prior written notice.

        4. USE OF PREMISES. Tenant will use and occupy the premises solely for general office, commercial banking or other financial services institution purposes and only in accordance with the uses permitted under applicable zoning and other municipal regulations; without the prior written consent of Landlord, the premises will not be used for any other purpose. Tenant will not use or occupy the premises for any unlawful purpose, and will comply with all present and future laws, ordinances, regulations and orders of the United States of America, the District of Columbia, and any other public or quasi-public authority having jurisdiction over the premises. Landlord will obtain the initial certificate of occupancy for Tenant; provided, however, it is expressly understood that if any future law, ordinance, regulation or order or any change in the use of the premises by Tenant, requires a new certificate of occupancy for the premises, Tenant will obtain such permit at Tenant's own expense. Tenant represents and warrants to Landlord that Tenant has entered into this Lease entirely for a business or commercial purpose and warrants that it shall not use the premises for any residential purpose.

        5. ASSIGNMENT AND SUBLETTING. Provided Landlord and Tenant fully executes a formal sublease approval letter agreement, The Washington Institute for Values in Public Policy shall be an approved subtenant of Tenant.

        (a) LANDLORD'S PRIOR CONSENT REQUIRED. Tenant and Tenant's representatives, successors and assigns will not assign, transfer, mortgage or otherwise encumber this Lease or sublet or rent (or permit the occupancy or use of) the premises, or any part thereof, without obtaining the prior written consent of Landlord, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effectuated by operation of law or otherwise without the prior written consent of Landlord, except by merger or acquisition of, or by, Tenant.

        (b) QUALIFICATIONS OF SUBTENANT. Subject to the provisions of paragraph 5(c) hereof, Landlord shall not unreasonably withhold its consent hereunder to any sublease by Tenant, provided that all of the following conditions are met:

        (i) Tenant must first notify Landlord, in writing, of any proposed sublease, at least fifteen (15) days prior to the effective date of such proposed sublease. The notice to Landlord must include a copy of the proposed sublease and an audited copy of the proposed subtenant's most recent financial statement, prepared by a certified public accountant;

        (ii) The subtenant must have a credit rating satisfactory to Landlord (in Landlord's sole but reasonable judgment);

        (iii) The sublease must be expressly subject and subordinate to this Lease, must require that any subtenant must comply with and abide by all of the terms of this Lease, and must provide that any termination of this Lease shall extinguish the sublease as well;

        (iv) The subtenant may not use the premises or propose to conduct its business in a manner which, in Landlord's sole judgment, is not appropriate for a first class office building in Washington, D.C.;

        (v) The Tenant may not be in default under this Lease, or have committed two events of default hereunder during the previous twelve (12) months, whether cured or not; and


                                                                    JACo
                                                                    rev. 3-10-83

        (c) LANDLORD'S RIGHT OF FIRST REFUSAL. Landlord shall have the right, within sixty thirty (30) after receipt of the notice from Tenant, required under paragraph 5(b)(i) above, that Tenant proposes to sublease all or a portion of the premises, to elect (i) to sublet the premises from Tenant at the rent then being paid by Tenant for the premises under paragraph 3 hereof (or that portion thereof which Tenant proposes to sublease) by a proportionate reduction in the rent as hereinafter set forth: (ii) to terminate this Lease in its entirety if Tenant intends to sublet all of the premises or, if Tenant proposes to sublet a portion of the premises, to terminate this Lease only with respect to such portion of the premises or (iii) to require Tenant to pay Landlord, within five
(5) days of receipt, one-half (1/2) of the amount of rent payable by such sublessee in excess of the amount of rent payable by Tenant hereunder with respect to the portion of the premises sublet. Upon exercise by Landlord of either of the options set forth in subsections (i) or (ii) above. Tenant shall surrender the premises or such portion of the premises, as the case may be, to Landlord, and thereafter the rent to be paid by Tenant pursuant to paragraph 3 above shall be that portion of the total rent which the amount of square foot area remaining in the possession of Tenant bears to the total square foot area of the premises. In the event that Landlord does not exercise its right to sublet the premises, or such portion of the premises, as the case may be, or to terminate this Lease, within said sixty (60)-day period. Tenant shall have the right, subject to the provisions of subsection (iii) above, to sublet the premises or a portion thereof after first obtaining the written consent of Landlord as provided in paragraph 5(a) above. Upon exercise by Landlord of the option set forth in subsection (iii) above. Tenant covenants and agrees to provide Landlord with quarterly statements, prepared and verified by a certified public accountant, stating the amount of rent received by Tenant from its subtenant(s) during such quarterly period. If such statement shows Tenant failed to make the full payments required by subsection (iii) above, a late charge equal to five percent (5%) of the amount due shall be paid by Tenant, as additional rent hereunder.

        (d) NO WAIVER OR RELEASE. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Tenant from obtaining the consent in writing of Landlord to any further assignment or subletting. Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord, at Landlord's option, in the event of any default by Tenant under the terms of this Lease.

        6.  MAINTENANCE OF THE PREMISES.

        (a) OBLIGATIONS OF LANDLORD AND TENANT. Tenant will keep the premises and fixtures and equipment therein in clean, safe and sanitary condition, will take good care thereof, will suffer no waste or injury thereto, and will, at the expiration or other termination of the term of this Lease, surrender the same, broom clean, in the same order and condition in which they are on the Lease Commencement Date, ordinary wear and tear and unavoidable damage by the elements excepted; provided, however, that if Tenant is insured for any such damage, Tenant shall either (i) apply the insurance proceeds to repair such damage or (ii) surrender such insurance proceeds to Landlord upon delivery of the premises. All special improvements to and equipment installed in the premises by Landlord at the request of Tenant shall be maintained, repaired, replaced and insured by Tenant. All such insurance shall provide coverage in the amount of the full replacement value of such special improvements and equipment, and shall name Landlord as an additional insured as its interests may appear. Except as otherwise provided in this Lease, Landlord shall maintain and repair the exterior of the Building, including all base Building structural elements, unless damaged by Tenant's negligence, and shall maintain, repair and paint all building standard common area elements installed by Landlord, in a manner befitting a first class office building in Washington, D.C. Landlord, at its cost, shall provide and install all original building standard fluorescent tubes within the premises necessary to provide required lighting and all replacement tubes for such lighting; all other bulbs, tubes and lighting fixtures for the premises shall be provided and installed by Landlord at Tenant's cost and expense.

        (b) DAMAGE TO PREMISES OR BUILDING. All damage or injury to the premises or to any other part of the Building, or to its fixtures, equipment and appurtenances, whether requiring structural or nonstructural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's agents, employees, contractors, invitees or licensees, shall be repaired promptly, at Tenant's sole cost and expense, by either Landlord or, at Landlord's option, by Tenant subject to Landlord's direction and supervision (and in accordance with paragraph 7 hereof). If Landlord gives Tenant written notice that Tenant will be required to make such repairs and Tenant fails within ten days of the giving of such notice to proceed with due diligence to make the required repairs, the same may be made by Landlord, in which event all expenses incurred by Landlord therefor shall be paid by Tenant to Landlord as additional rent, and shall be due and payable with the monthly installment of rent next becoming due in accordance with the terms of paragraph 17(d) below; provided, however, that Tenant shall not be liable to Landlord for such expenses if and to the extent that (i) Landlord is insured for such hazards and damages under an insurance policy and (ii) Landlord is actually reimbursed by its insurer for such expenses.

        (c) NOTICE OF DEFECTIVE CONDITION. Tenant shall give Landlord prompt notice of any defective condition in any plumbing or heating system or any electrical lines located in, servicing or passing through the premises. Following such notice Landlord shall remedy the condition with due diligence; provided, however, that such repairs shall be at the expense of Tenant if such repairs are necessitated by damage or injury attributable to Tenant, Tenant's agents, employees, contractors, invitees or licensees as provided in paragraph 6(b) above. Except as specifically provided in this Lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord. Tenant, or others making or failing to make any repairs, alterations, additions, or improvements in or to a portion of the Building or the premises or in or to the fixtures, appurtenances or equipment thereof.

        7.  TENANT ALTERATIONS.

        (a) ALTERATIONS. The original improvement of the premises by Landlord for Tenant shall be in accordance with Exhibit B attached hereto. Tenant will not make or permit anyone to make any alterations, decorations, additions or improvements, structural or otherwise, in or to the premises or the Building, without the prior written consent of Landlord. All of such alterations, decorations, additions or improvements permitted by Landlord must conform to all rules and regulations established from time to time by the Underwriters' Association of the District of Columbia and conform to all requirements of the Federal and District of Columbia governments. As a condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanics' and materialmens' liens upon the Land and the Building, for all work, labor and services to be performed, and materials to be furnished, by them in connection with such work, signed by all contractors, subcontractors, materialmen and laborers to become involved in such work. If, notwithstanding the foregoing, any mechanic's or materialmen's lien is filed against the premises, the Building and/or the Land, for work claimed to have been done for or materials claimed to have been furnished to Tenant, such lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by filing any bond required by law. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its option, discharge the same and treat the cost thereof as additional rent payable with the monthly installment of rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging the same. It is understood and agreed that in the event Landlord shall give its written consent to Tenant's making any such alterations, decorations, additions or improvements, such written consent shall not be deemed to be an agreement or consent by Landlord to subject Landlord's interest in the premises, the Building or the Land to any mechanic's or materialmen's liens which may be filed in respect of any such alterations, decorations, additions or improvements made by or on behalf of Tenant.

        (b) INDEMNIFICATION. Tenant will indemnify and hold Landlord harmless from and against any and all expenses, liens, claims or damages to person or property which may or might arise directly or indirectly by reason of the making of any such alterations, decorations, additions or improvements. If any such alteration, decoration, addition or improvement is made without the prior written consent of Landlord. Landlord may correct or remove the same, and Tenant shall be liable for any and all expenses incurred by Landlord in the



                                                                    JACo
                                                                    rev. 4-2-81
performance of this work to all alterations, decorations, additions or improvements in or to the premises or the Building made by either party shall immediately become the property of Landlord and shall remain upon and be surrendered with the premises as a part thereof at the end of the term hereof without disturbance, molestation or injury; provided, however, that if Tenant is not in default in the performance of any of its obligations under this Lease. Tenant shall have the right to remove, prior to the expiration of the term of this Lease, all movable furniture, furnishings, or equipment installed in the premises at the expense of Tenant. If such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease, the same shall become the property of Landlord and shall be surrendered with the premises as a part thereof.

        8.  SIGNS; FURNISHINGS.

        (a) SIGNS. No sign, advertisement or notice shall be inscribed, painted, affixed or otherwise displayed on any part of the exterior or interior of the Building except on the directories and the doors of offices, and then only in such place, number, size, color and style as is harmonious with the design of the Building and its furnishings and is approved by Landlord in writing and provided by Landlord at Tenant's cost and expense. If any sign, advertisement or notice which does not conform to the foregoing is nevertheless exhibited by Tenant. Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord in said removal. Landlord shall have the right to prohibit any advertisement of Tenant which in its opinion tends to impair the reputation of the Building or its desirability as a high-quality building for offices or for financial, insurance and other institutions of like nature, and, upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement.

        (b) FURNISHINGS. Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment or fixtures, which shall, if considered necessary by the Landlord, stand on plank strips to distribute the weight. Any and all damage or injury to the premises or the Building caused by moving the property of Tenant into, in or out of the premises, or due to the same being on the premises, shall be repaired by and at the sole cost of Tenant. No furniture, equipment or other bulky matter of any description will be received into the Building or carried in the elevators except as approved by Landlord, and all such furniture, equipment, and other bulky matter shall be delivered only during hours approved by Landlord and only through the designated delivery entrance of the Building. All moving of furniture, equipment and other materials shall be under the direct control and supervision of Landlord who shall, however, not be responsible for any damage to or charges for moving the same. Tenant agrees promptly to remove from the sidewalks adjacent to the Building any of the Tenant's furniture, equipment or other material there delivered or deposited.

        9. TENANT'S EQUIPMENT. Tenant will not install or operate in the premises any electrically operated equipment or other machinery, other than electric typewriters, adding machines, radios, televisions, clocks and other electrically operated equipment of a type used in commercial banking or financial services institutions and copying machines, without first obtaining the prior written consent of Landlord. Landlord may condition such consent upon the payment by Tenant of additional rent in compensation for such excess consumption of utilities and for the cost of additional wiring and/or additional electrical systems as may be occasioned by the operation of said equipment or machinery, or Landlord may require Tenant to pay the cost for such excess consumption of utilities and additional wiring and/or additional electrical systems directly to the utility company furnishing the same. The electrical system for the entire door of the Building on which the premises are located is sufficient for consumption of 38,000 watts on a 265/460 volt panel board and 25,000 watts on a 120/208 volt panel board. Tenant is entitled to use thirty two and no/100 percent (32.00%) of such electrical power (being Tenant's agreed-upon proportionate share). If any portion or all of Tenant's equipment and lighting shall result in electrical usage in excess of Tenant's proportionate share of the capacity of the electrical system as so described, additional transformers, distribution panels and wiring may be required, and if so required may be installed by Landlord, at the cost and expense of Tenant. Tenant shall not install any other equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air-conditioning system, or electrical system of the premises or the Building without first obtaining the prior written consent of Landlord. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Building shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration, and if such noise and/or vibration is not so eliminated, Landlord shall have the right to require Tenant to remove such machines and/or equipment from the premises.

        10. INSPECTION. Tenant will permit Landlord, or its agents or other representatives, to enter the premises, without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect and protect the premises and the Building and to make such alterations and/or repairs as in the sole judgment of Landlord may be deemed necessary, or to exhibit the same to prospective tenants during the last one hundred eighty
(180) days of the term of this Lease upon reasonable notice and in accompaniment of Tenant's authorized representative.

        11.  INSURANCE.

        (a) INSURANCE RATING. Tenant will not conduct or permit to be conducted, any activity, or place any equipment in or about the premises or the Building, which will, in any way, invalidate the insurance coverage in effect or increase the rate of fire insurance or other insurance on the Building; and if any invalidation of coverage or increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment of Tenant in or about the premises or the Building, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor upon demand and any such sum shall be considered additional rent payable with the monthly installment of rent next becoming due.

        (b) REQUIRED INSURANCE. Tenant shall carry public liability insurance in a company or companies licensed to do business in the District of Columbia and approved by Landlord. Said insurance shall be in minimum amounts approved by Landlord from time to time (as set forth in the rules and regulations attached hereto as Exhibit C) and shall name Landlord as an additional insured, as its interests may appear and shall provide Landlord with evidence, when requested, that such insurance is in full force and effect. Tenant shall carry property damage insurance for all of its equipment and for all leasehold improvements above the building standard which are made by Landlord or Tenant in and to the Premises. If required by Landlord, receipts evidencing payment for said insurance shall be delivered to Landlord at least annually by Tenant and each policy shall contain an endorsement that will prohibit its cancellation prior to the expiration of fifteen (15) days after notice of such proposed cancellation to Landlord.

        12.  SERVICES AND UTILITIES; SECURITY.

        (a) It is agreed that Landlord will furnish airconditioning during the seasons of the year when airconditioning is required and heat during the seasons of the year when heat is required. It is further agreed that Landlord will provide reasonably adequate electricity, water, exterior window cleaning service, and char and janitorial service Monday through Friday (except legal holidays), all as required in Landlord's sole but reasonable judgment. Landlord will provide elevator service by means of automatically operated elevators, and one automatically operated elevator shall be subject to call at all times; provided, however, that Landlord shall have the right to remove


                                                                    JACo
                                                                    rev. 4-2-81
elevators from service as the same shall be required for moving freight or for servicing or maintaining the elevators and/or the Building Landlord will furnish all services and utilities required by this Lease only during the normal hours of operation of the Building, unless otherwise specified herein. The normal hours of operation of the Building are 8:00 a.m. to 6:00 p.m. Monday through Friday (except legal holidays) and 9:00 a.m. to 1:00 p.m. Saturday (except legal holidays). There are no normal hours of operation of the Building on Sundays or legal holidays and Landlord shall not be obligated to maintain or operate the Building at such times unless special arrangements are requested by Tenant. If Tenant requires airconditioning or heat beyond the normal hours of operation of the Building as set forth above, and provided that Tenant has made prior arrangements with Landlord or Landlord's agent, Landlord will furnish such airconditioning or heat and the Tenant agrees to pay for the same with the monthly installment of rent next becoming due in accordance with the then-current schedule of costs and assessments therefor, which schedule shall be published from time to time by Landlord and furnished to Tenant. It is understood and agreed that Landlord shall not be liable for failure to furnish, or for delay, suspension or reduction in furnishing, any of the utilities or services required to be furnished by Landlord hereunder, if such failure to furnish or delay, suspension or reduction in furnishing the utilities and services is caused by breakdown, maintenance, repairs, strikes, scarcity of labor or materials, acts of God, Landlord's compliance with governmental regulation, legislation, or judicial or administrative orders, or from any other cause whatsoever, provided however, that Landlord shall, in the event of a breakdown, use reasonable diligence to repair all equipment owned by Landlord and all building standard equipment furnished by Landlord which is required to provide such utilities and services.

        (b) SECURITY. Landlord agrees, at its option, to provide a security system or guard service for the Building during the term of the Lease, provided, however, that no representation or warranty with respect to the adequacy, completeness or integrity of the security system or guard service is made by Landlord, and any failure of the security system or guard service in any way shall not modify or affect any of the terms of this Lease with respect to Landlord's liability to Tenant. It is anticipated that the initial security system shall be an electronic system that provides access control at the main entry of the Building and at individual suite doors. The Landlord reserves the right to modify, supplement or revise the security system at any time in its sole judgement.

        13.  LIABILITY OF LANDLORD.

        (a) NO LIABILITY. Landlord shall not be liable to Tenant, its employees, agents, contractors, business invitees, licensees, customers, clients, family members or guests for any damage, compensation or claim arising from the necessity of repairing any portion of the premises or the Building, the interruption in the use of the premises, accident or damage resulting from the use or operation (by Landlord, Tenant, or any other person or persons whatsoever) of elevators or heating, cooling, electrical or plumbing equipment or apparatus, or the termination of this Lease by reason of the destruction of the premises, or from any fire, robbery, theft, mysterious disappearance and/or any other casualty, or from any leakage in any part or portion of the premises or the Building, or from water, rain or snow that may leak into, or flow from, any part of the premises or the Building, or from drains, pipes or plumbing work in the Building, or from any other cause whatsoever, or for any personal injury arising from the use, occupancy and condition of the premises, unless any of the foregoing is caused by the gross negligence of Landlord or a willful act or failure to act on the part of the Landlord. Except for a termination of this Lease, Tenant shall not be entitled to any abatement or diminution of rent as a result of any of the foregoing occurrences, nor shall the same release Tenant from its obligations hereunder or constitute an eviction. Any goods, property or personal effects of Tenant, its employees, agents, contractors, business invitees, licensees, customers, clients, family members or guests, stored or placed in or about the premises or Building shall be at their risk, and the Landlord shall not in any manner be held responsible therefor. The employees of the Landlord are prohibited from receiving any packages or other articles delivered to the Building by Tenant, and if any such employee receives any such package or articles, such employee shall be the agent of the Tenant for such purposes and not of the Landlord. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture, furnishings, fixtures, equipment and/or improvements in or to the premises. It is expressly understood and agreed that Tenant shall look to its business interruption and property damage insurance policies, and not to Landlord or its agents or employees, for reimbursement for any damages or losses incurred as a result of any of the foregoing occurrences, and that said policies must contain waiver of subrogation clauses.

        (b) INDEMNITY. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any cost, damage, claim, liability , or expense (including attorneys' fees) incurred by or claimed against Landlord, directly or indirectly, which is occasioned by or results from any default hereunder or any willful or negligent act on the part of Tenant, its agents, employees, contractors, invitees, licensees, customers, clients, family members and guests, or as a result of or in any way arising from Tenant's use and occupancy of the premises or in any other manner which relates to the business of Tenant. Any such cost, damage, claim, liability or expense incurred by Landlord for which Tenant is obligated to reimburse Landlord shall be deemed additional rent due and payable in accordance with paragraph 17(d) hereof. It is expressly understood and agreed that Tenant's liability under this Lease extends to the acts and omissions of any subtenant and any agent, employee contractor, invitee, licensee, customer, client, family member and guest of any subtenant.

        14. RULES AND REGULATIONS. Tenant, its agents, employees, contractors, invitees, licensees, customers, clients, family members and guests shall at all times abide by and observe the rules and regulations attached hereto as Exhibit
C. In addition, Tenant, its agents, employees, contractors, invitees, licensees, customers, clients, family members and guests shall abide by and observe such other rules or regulations as may be promulgated from time to time by Landlord, with a copy sent to Tenant, for the operation and maintenance of the Building, provided, however, that the same shall be in conformity with common practice and usage in similar buildings and shall not be inconsistent with the provisions of this Lease. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, contractors, invitees, licensees, customers, clients, family members or guests. If there is any inconsistency between this Lease and any current or future rules and regulations, this Lease shall govern.

        15.  DAMAGE; CONDEMNATION.

        (a) DAMAGE TO THE PREMISES. If the premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, its employees, agents, contractors, invitees, licensees, customers, clients, family members or guests, this Lease shall not be terminated and Landlord shall diligently and as soon as practicable after such damage occurs, repair such damage, at the expense of Landlord if Landlord is insured with respect thereto or at the expense of Tenant if Tenant is required to be insured hereunder with respect to such damage (in either case taking into account the time necessary to effectuate a satisfactory settlement with any insurance company involved and for such other delays as may result from government restrictions, controls on construction, if any, and from strikes, emergencies and other conditions beyond the control of the Landlord); provided, however, that if the premises or Building is damaged by fire or other cause to such extent that the damage cannot be fully repaired within ninety (90) days from the date of settlement of the insurance claims. Landlord or Tenant, upon written notice to the other party may terminate this Lease, in which event the rent shall be apportioned and paid to the date of such damage. During the period that Tenant is deprived of the use of the damaged portion of the premises and provided Tenant is able to conduct its customary banking business in the premises without unreasonable inconvenience or interruption, as determined by the Building architect. Tenant shall be required to pay rent (as set forth in paragraph 3) covering only that part of the premises that Tenant is able to occupy and the rent for such space shall be that portion of the total rent which the amount of square foot area remaining that can be occupied by Tenant bears to the total square foot area of the premises. In the event of any injury or damage to the premises or the Building caused by Tenant or its agents, employees, contractors, invitees, licensees, customers, clients, family members or guests, then Tenant shall diligently and as soon as practicable after such damage occurs, repair such damage, at Tenant's sole cost and expense. If Tenant shall fail so to do, Landlord shall have the right to make such repairs or replacements, and any cost or expense so incurred by Landlord shall be paid by Tenant, and shall become additional rent due and payable, in accordance with the provisions of paragraph 17(d) hereof, with the installment of rent next becoming due under the terms of this Lease. No compensation, claim or diminution in rent, other than as provided in this paragraph 15(a), will be allowed or paid by Landlord, by reason of inconvenience, annoyance or injury to business arising from the necessity of repairing the premises or any portion of the Building, however the necessity may occur.


                                                                    JACo
                                                                    rev. 4-2-81

        (b) CONDEMNATION. If the whole or a substantial part (as hereinafter defined) of the premises (or use or occupancy of the premises) shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), then the terms of this Lease shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority, and the rent shall be abated on the date when such title vests in such governmental or quasi-governmental authority. If less than a substantial part of the premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), the rent shall be equitably adjusted (on the basis of the number of square feet before and after such event) on the date when title vests in such governmental or quasi-governmental authority and the Lease shall otherwise continue in full force and effect. Tenant shall have no claim against Landlord (or otherwise) and hereby agrees to make no claim against the condemning authority for any portion of the amount that may be awarded as damage as a result of any governmental or quasi-governmental taking or condemnation (or sale under threat of such taking or condemnation) or for the value of any unexpired term of the Lease or for loss of profits or moving expenses or for any other claim or cause of action. For purposes of this Paragraph 15(b), a substantial part of the premises shall be considered to have been taken if more than fifty percent (50%) of the premises are unusable by Tenant as a direct result of such taking.(*) NOTWITHSTANDING ANY PROVISION OF THIS LEASE AGREEMENT, TENANT SHALL NOT BE PREVENTED FROM MAKING A SEPARATE CLAIM OR
  CAUSE OF ACTION WHICH TENANT MAY HAVE DIRECTLY AGAINST THE CONDEMNING AUTHORITY AND WHICH TENANT IS ABLE TO PURSUE WITHOUT INTERFERING WITH LANDLORD'S CLAIM OR CAUSE OF ACTION AND WITHOUT ELIMINATING LANDLORD'S RIGHT TO LANDLORD'S AWARD.


          16.  BANKRUPTCY.

          (a) EVENTS OF BANKRUPTCY. The following shall be "Events of Bankruptcy" under this Lease:

          (i) Tenant's becoming insolvent, as that term is defined in Title 11 of the United States Code, entitled Bankruptcy. 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), or under the insolvency laws of any State, District, Commonwealth or Territory of the United States (the "Insolvency Laws");

          (ii) the appointment of a receiver or custodian for all or a substantial portion of Tenant's property or assets, or the institution of a foreclosure action upon all or a substantial portion of Tenant's real or personal property;

          (iii) the filing of a voluntary petition under the provisions of the Bankruptcy Code or Insolvency Laws;

          (iv) the filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which is either not dismissed within sixty (60) days of filing, or results in the issuance of an order for relief against the debtor or

          (v) Tenant's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors.

          (b)  LANDLORD'S REMEDIES.

        (i) TERMINATION OF LEASE. Upon the occurrence of an Event of Bankruptcy, Landlord shall have the right to terminate this Lease by giving written notice to Tenant, whereupon Tenant shall be immediately obligated to quit the premises upon the giving of notice pursuant to this Paragraph 16(b)(i). Any other notice to quit, or notice of Landlord's intention to re-enter is hereby expressly waived. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, subject, however, to the right of Landlord to recover from Tenant all rent and any other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later, and any other monetary damages or loss of reserved rent sustained by Landlord, provided, however, and notwithstanding the foregoing or the further remedies set forth in this Paragraph 16(b). Landlord shall not have the right to terminate this Lease while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending, unless Tenant or Tenant's trustee in bankruptcy is unable to comply with the provisions of Paragraphs 16(b)(v),
  (vi) and (vii) below.

        (ii) SUIT FOR POSSESSION. Upon termination of this Lease pursuant to Paragraph 16(b)(i), Landlord may proceed to recover possession under and by virtue of the provisions of the laws of the District of Columbia, or by such other proceedings, including re-entry and possession, as may be applicable.

       (iii) RELETTING OF PREMISES. Upon termination of this Lease pursuant to Paragraph 16(b)(i), Landlord shall have the option to relet the premises for such rent and upon such terms as are not unreasonable under the circumstances and, if the full rental reserved under this Lease (and any of the costs, expenses or damages indicated below) shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in rent, reasonable attorneys' fees, brokerage fees and expenses of placing the premises in first class rentable condition. Landlord, in putting the premises in good order or preparing the same for rerental may, at Landlord's option, make such alterations, repairs, or replacements in the premises as Landlord, in its sole, but reasonable, judgement, considers advisable and necessary for the purpose of reletting the premises, and the making of such alterations, repairs, or replacements shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the premises, or in the event that the premises are relet, for failure to collect the rent under such reletting, and in no event shall Tenant be entitled to receive the excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder.

       (iv) MONETARY DAMAGES. Any damage or loss of rent sustained by Landlord as a result of an Event of Bankruptcy may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or at Landlord's option, in a single proceeding deferred until the expiration of the term of this Lease (in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said term) or in a single proceeding prior to either the time of reletting or the expiration of the term of this Lease, in which event Tenant agrees to pay Landlord the difference, if any, between the present value of the rent reserved under this Lease on the date of breach, discounted at eight percent (8%) per annum, and the fair market value of the Lease on the date of breach. In the event Tenant becomes the subject debtor in a case under the Bankruptcy Code, the provisions of this Paragraph 16(b)(iv) may be limited by the limitations of damage provisions of the Bankruptcy Code.

       (v) ASSUMPTION OR ASSIGNMENT BY TRUSTEE. In the event Tenant becomes the subject debtor in a case pending under the Bankruptcy Code. Landlord's right to terminate this Lease pursuant to this Paragraph 16 shall be subject to the rights of the Trustee in bankruptcy to assume or assign this Lease. The Trustee shall not have the right to assume or assign this Lease unless the Trustee (A) promptly cures all defaults under this Lease, (B) promptly compensates Landlord for monetary damages incurred as a result of such default, (C) provides "adequate assurance of future performance" (as hereinafter defined) (D) complies with the provisions of Paragraph 5 hereof.

       (vi) ADEQUATE ASSURANCE OF FUTURE PERFORMANCE. Landlord and Tenant hereby agree in advance that the phrase "adequate assurance of future performance", as used in this Paragraph 16(b), shall mean that all of the following minimum criteria must be met; (A) the Trustee must pay to Landlord, at the time the next payment of rent is then due under this Lease, in addition to such payment of rent, an amount equal to the next three (3) months rent due under this Lease, said amount to be held by Landlord in escrow until either the Trustee or Tenant defaults in its payments of rent or other obligations under this Lease (whereupon Landlord shall have the right to draw upon such escrowed funds) or until the expiration of this Lease (whereupon the funds shall be returned to the Trustee or Tenant); (B) the Tenant or Trustee must agree to pay to Landlord, at any time the Landlord is authorized to and does draw upon the funds escrowed pursuant to subparagraph (A) above, the amount necessary to restore such escrow account to the original level required by said provision; (C) Tenant must pay the cost of all services, if any, provided by Landlord for which Tenant is charged other than pursuant to Paragraph 3 hereof (whether directly or through agents or contractors, and whether or not the cost of such services is to be passed through to Tenant) in advance of the performance or provision of such services; (D) the Trustee must agree that Tenant's business shall be conducted in a first class manner, and that no liquidation sales, auctions, or other non-first class business operations shall be conducted on the premises; (E) the Trustee must agree that the use of the premises as stated in this Lease will remain unchanged; and (F) the Trustee must agree that the assumption or assignment of this Lease will not violate or affect the rights of other tenants in the Building.

* Nothwithstanding any provision of this Lease Agreement, Tenant shall not be prevented from making a separate claim or cause of action which Tenant may have directly against the condemming authority and which Tenant is able to pursue without interfering with Landlord's claim or cause of action and without eliminating Landlord's right to Landlord's award.

                                                                    JACo
                                                                    rev. 3-10-83

          (vii) FAILURE TO PROVIDE ADEQUATE ASSURANCE. In the event Tenant is unable (A) to cure its defaults, (B) to reimburse Landlord for its monetary damages, (C) to pay when due the rent due under this Lease, or any other payments required of Tenant under this Lease, or (D) to meet the criteria and obligations imposed by paragraph 16(b)(vi) above, then Tenant agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with paragraph 16(b)(i) above.

          17.  DEFAULT OF TENANT.

          (a) EVENTS OF DEFAULT. The following shall be "Events of Default" under this Lease:

          (i) If Tenant shall fail to pay any monthly (or annual installment of rent (as required by paragraph 3 or paragraph 17 (b)(iv) hereof) and if such failure continues for a period of five (5) days after Landlord's written notice thereof to Tenant, or

          (ii) If Tenant shall fail to timely make any other payment required under this Lease, if such failure continues for a period of five (5) days after Landlord's written notice thereof to Tenant, or

          (iii) If Tenant shall violate or fail to perform any of the other terms, conditions, covenants or agreements herein made by Tenant, if such violation or failure continues for a period of five (5) days after Landlord's written notice thereof to Tenant; provided that no such notice shall be required if Tenant has received a similar notice within three hundred sixty-five (365) days prior to such violation or failure.

          (b) LANDLORD'S REMEDIES. Should an Event of Default occur under this Lease, Landlord may pursue any or all of the following remedies:

          (i) TERMINATION OF LEASE. Landlord may terminate this Lease, by giving written notice of such termination to Tenant, whereupon this Lease shall automatically cease and terminate and Tenant shall be immediately obligated to quit the premises. Any other notice to quit or notice of Landlord's intention to re-enter the premises is hereby expressly waived. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, subject, however, to the right of Landlord to recover from Tenant all rent and any other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later.

          (ii) SUIT FOR POSSESSION. Upon termination of this Lease pursuant to paragraph 17(b)(i), Landlord may proceed to recover possession of the premises under and by virtue of the provisions of the laws of the District of Columbia, or by such other proceedings, including re-entry and possession, as may be applicable.

          (iii) RELETTING OF PREMISES. Should this Lease be terminated before the expiration of the term of this Lease by reason of Tenant's default as hereinabove provided, or if Tenant shall abandon or vacate the premises before the expiration or termination of the term of this Lease without having paid the full rental for the remainder of such term, Landlord shall use best efforts to relet the premises for such rent and upon such terms as are not unreasonable under the circumstances and, if the full rental reserved under this Lease (and any of the costs, expenses or damages indicated below) shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including without limitation, deficiency in rent, reasonable attorneys' fees, brokerage fees and expenses of placing the premises in first class rentable condition. Landlord, in putting the premises in good order or preparing the same for rerental may, at Landlord's option, make such alterations, repairs, or replacements in the premises as Landlord, in its sole judgment, considers advisable and necessary for the purpose of reletting the premises, and the making of such alterations, repairs, or replacements shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the premises, or in the event that the premises are relet, for failure to collect the rent under such reletting, and in no event shall Tenant be entitled to receive the excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder.

          (iv) ACCELERATION OF PAYMENTS. If Tenant shall fail to pay any monthly installment of rent pursuant to the terms of paragraph 3 of this Lease, together with any additional rent due under this Lease, within twenty
  (20) days of the date when each such payment is due, for three (3) consecutive months, or three (3) times in any period of six (6) consecutive months, then Landlord may, by giving written notice to Tenant exercise any of the following options: (A) declare the entire rent reserved under this Lease to be due and payable within ten (10) days of such notice, (B) declare the rent reserved under this Lease for the next six (6) months (or at Landlord's option for a lesser period) to be due and payable within ten (10) days of such notice; (C) require an additional security deposit to be paid to Landlord within ten (10) days of such notice, in an amount not to exceed six (6) months rent. Landlord may invoke any of the options provided for herein at any time during which an Event of Default remains uncured. In the event Landlord gives notice to Tenant of its election to exercise any of the foregoing options pursuant to this paragraph 17(b)(iv) and Tenant fails to comply therewith. Landlord may terminate this Lease as provided elsewhere in this paragraph 17(b).

          (v) MONETARY DAMAGES. Any damage or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or at Landlord's option in a single proceeding deferred until the expiration of the term of this Lease (in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said term) or in a single proceeding prior to either the time of reletting or the expiration of the term of this Lease. In addition, should it be necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorneys' fees and court costs reasonably incurred.

          (vi) ANTICIPATORY BREACH; CUMULATIVE REMEDIES. Nothing contained herein shall prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease. In the event of a breach or anticipatory breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not provided for herein. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease, or otherwise.

          (c) WAIVER. If, under the provisions hereof, Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained, nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition, or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy provided in this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

          (d)  RIGHT OF LANDLORD TO CURE TENANT'S DEFAULT.

  If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of the expense thereof, if made or done by Landlord, with interest thereon at the rate per annum which is two percent (2%) greater than the "prime rate" then in effect at Citibank, N.A., New York, New York, from the date paid by Landlord to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the


                                                                    JACo
                                                                    rev. 9-1-91
maximum legal rate that is allowed by law. Such payment and interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent; but the making of such payment or the taking of such action by Landlord shall not operate to cure such default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

        (e) LATE PAYMENT. If Tenant fails to pay any installment of rent and/or additional rent (in accordance with paragraph 3) on or before the first (1st) day of the calendar month when such installment becomes due and payable. Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such installment, and, in addition, such unpaid installment shall bear interest at the rate per annum which is two percent (2%) greater than the "prime rate" then in effect at Citibank, N.A., New York, New York from the date such installment became due and payable to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent due, or if payments have been accelerated pursuant to paragraph 17(b)(iv) above, due and payable immediately.

        18. HOLDING OVER. In the event that Tenant shall not immediately surrender the premises on the date of expiration of the term hereof, Tenant shall, by virtue of the provisions hereof, become a tenant by the month. In such event Tenant shall be required to pay one and one half (1-1/2) the basic rent required under paragraph 3(a) hereof, together with all additional rent in effect during the last month of the term of this Lease. Such monthly tenancy shall commence with the first day next after the expiration of the term of this Lease. Except as otherwise provided above with respect to the payment of rent, Tenant shall, as a monthly tenant, be subject to all of the terms, conditions, covenants and agreements of this Lease. Tenant shall give Landlord at least thirty (30) day's written notice of any intention to quit the premises, and Tenant shall be entitled to (30) thirty day's written notice to quit the premises; provided, however, that if Tenant is in default hereunder, Tenant shall not be entitled to any notice to quit, the usual thirty (30) day's notice to quit being hereby expressly waived. Notwithstanding the foregoing provisions of this paragraph 18, in the event that Tenant shall hold over after the expiration of the term of this Lease, and if Landlord shall desire to regain possession of the premises promptly at the expiration of the term of this Lease, then at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith reenter and take possession of the premises without process, or by any legal process in force in the District of Columbia.

        19. SECURITY DEPOSIT. In the event Tenant shall commit more than two (2) events of monetary default in any one (1) Lease Year, Tenant shall deposit with Landlord the sum of Twelve Thousand Twenty Five and 42/100 Dollars ($12,025,42) as a security deposit. Such security deposit, which shall not bear interest to Tenant, shall be considered as security for the payment and performance by Tenant of all of Tenant's obligations, covenants, conditions and agreements under the Lease. Upon the expiration of the term hereof (or any renewal or extension thereof in accordance with this Lease). Landlord shall (provided that Tenant is not in default under the terms hereof) return and pay back such security deposit to Tenant, less such portion thereof as Landlord shall have retained to make good any default by Tenant with respect to any of Tenant's aforesaid obligations, covenants, conditions or agreements. In the event of any default by Tenant hereunder during the term of this Lease, Landlord shall have the right, but shall not be obligated, to apply all or any portion of the security deposit to cure such default, in which event Tenant shall be obligated promptly to deposit with Landlord the amount necessary to restore the security deposit to the amount held by Landlord immediately prior to such advance by Landlord. In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the security deposit to the purchaser or transferee, in which event Tenant shall look only to the new landlord for the return of the security deposit and Landlord shall thereupon be released from all liability to Tenant for the return of such security deposit.

        20. COVENANTS OF LANDLORD.

        (a) QUIET ENJOYMENT. Landlord covenants that it has the right to make this Lease for the term aforesaid, and that if Tenant shall pay the rent and perform all of the covenants, terms, conditions and agreements of this Lease to be performed by Tenant, Tenant shall, during the term hereby created, freely, peaceably and quietly occupy and enjoy the full possession of the premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to the provisions of paragraph 20(b) and paragraph 21(k) thereof.

        (b) RESERVATION. Landlord hereby reserves to itself and its successors and assigns the following rights (all of which are hereby consented to by Tenant): (i) to change the street address and/or name of the Building and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building,
(ii) to erect, use and maintain pipes and conduits in and through the premises and (iii) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or Tenant's use or occupancy of the premises. In the event of any sale or transfer by the then Landlord hereunder of the Building, the landlord whose interest is sold or transferred shall be and hereby is completely released and forever discharged from and in respect of all covenants, obligations and liabilities as landlord hereunder accruing after the date of such sale or transfer but only if the transferee landlord agrees in writing to be bound by the terms of this Lease.

        21. MISCELLANEOUS.

        (a) NO REPRESENTATIONS BY LANDLORD. Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representations or promises with respect to the premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. The Tenant, by taking possession of the premises, shall accept the same "as is," and such taking of possession shall be conclusive evidence that the premises and the Building are in good and satisfactory condition at the time of such taking of possession, except as conditioned in a executed Exhibit D, Estoppel Certificate, at the time possession of the premises is taken by Tenant.

        (b) NO PARTNERSHIP. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

* except as conditioned in executed Exhibit D. Estoppel Certificate, at the time pommsion of the premisses is taken by Tenent.


                                                                    JACo
                                                                    rev. 2-1-84

        (c) BROKERS. Landlord recognizes The John Akridge Management Company as the sole broker procuring this Lease and shall pay said broker a commission therefor pursuant to a separate agreement between said broker and Landlord. Landlord and Tenant each represent and warrant one to another that except as set forth herein neither of them has employed any broker, agent or finder in carrying on the negotiations relating to this Lease. Landlord shall indemnify and hold Tenant harmless and Tenant shall indemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty by the respective indemnitors.

        (d) ESTOPPEL CERTIFICATE. Tenant agrees, at any time and from time to time during the term of this Lease, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in the form attached as Exhibit D in writing which shall contain substantially the following provisions: (i) a statement that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) a statement of the dates to which the rent and any other charges hereunder have been paid by Tenant, (iii) a statement of whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which Tenant may have knowledge, (iv) a statement of the address to which notices to Tenant should be sent, (v) a statement that all work required to be performed by the Landlord under this Lease has been completed and that Tenant accepts the premises and improvements therein, (vi) a statement that Tenant will not attempt to terminate this Lease by reason of Landlord's default or omission without giving written notice of such default or omission to Landlord and any mortgagee of which Tenant has knowledge and

        (vii) such other statement or statements as Landlord, any prospective purchaser of the Building or the Land, any mortgagee or prospective mortgagee of the Building or the Land or of Landlord's interest in either and/or any prospective assignee of any such mortgagee, may reasonably request. Any such statement delivered pursuant hereto, may be relied upon by any owner of the Building or the Land, any prospective purchaser of the Building or the Land, any mortgagee or prospective mortgagee of the Building or the Land or of Landlord's interest in either, or any prospective assignee of any such mortgagee. Tenant will agree to make such reasonable changes or modifications to this Lease as may be required by any mortgagee of the Building and/or the Land, provided that such changes or modifications shall not increase the amount of rent required under Paragraph 3(a) hereof, shorten the term of this Lease or change or redefine the premises.


        (e) WAIVER OF JURY TRIAL. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the premises, and/or any claim of injury or damage.

        (f) LIABILITY. It is expressly understood and agreed that the liability of Landlord to Tenant under this Lease is restricted solely to the assets of the limited partnership which owns the Building and that the partners thereof shall have no personal liability under this Lease. Tenant covenants and agrees to look solely to the Building and the Land for the satisfaction of any liability of Landlord to Tenant hereunder, and Tenant agrees not to bring any action asserting personal liability of the partners of said limited partnership.

        (g) NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person (with receipt therefor) or by certified or registered mail, return receipt requested, first-class postage prepaid, (i) if to Landlord at 1225 Eye Street, N.W., Suite 900, Washington, D.C. 20005 with copy to Dennis K. Moyer, Esq., c/o of Lane & Edson, 2300 M Street, N.W., Washington, D.C. 20037 and (ii) if to Tenant, prior to the Lease Commencement Date, at 1667 K Street, N.W., Suite 100 Washington, D.C., 20006 c/o Mr. Webb C. Hayes, IV and after the Lease Commencement Date, at the premises, unless notice of a change of address is given pursuant to the provisions of this article.

        (h) INVALIDITY OF PARTICULAR PROVISIONS. In any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

        (i) GENDER AND NUMBER. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution.

        (j) BENEFIT AND BURDEN. The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assigns. Landlord may freely and fully assign its interest hereunder.

        (k) SUBORDINATION. This Lease is subject and subordinate to the lien of any and all mortgages (which term "mortgages" shall include both construction and permanent financing and shall include deeds of trust, ground leases and similar security instruments) which may now or hereafter encumber or otherwise affect the Land and Building of which the premises form a part, or Landlord's leasehold interest therein, and to all and any renewals, extensions, modifications, recastings or refinancings thereof. Tenant shall, upon not less than five (5) days' prior written notice by Landlord, promptly execute, acknowledge and deliver to Landlord any written statement or agreement confirming such subordination reasonably required by Landlord or any of its lenders. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or other document for or on behalf of Tenant. Tenant agrees that in the event that any proceedings are brought for the foreclosure of any such mortgage, Tenant shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser, and shall recognize such purchaser as the landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed. In addition, if the Landlord's leasehold interest shall be terminated, Tenant agrees that this Lease shall remain in full force and effect, (or if terminated by law as a result of Landlord's interest being terminated, Tenant will enter into a new Lease with the identical terms and conditions of this Lease)

        (l) ENTIRE AGREEMENT. This Lease, together with Exhibits A through E attached hereto, contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements between the parties, oral or otherwise, not contained in this Lease and the Exhibits, shall be of any force or effect. This Lease may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

* provided no such changes shall be a material change and Landlord certifies in writing that every other tenant in the Building must make identical changes or modifications to their respective leases.

                                                                    JACo
                                                                    rev. 2-1-84

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal on the day and year first hereinabove written.


ATTEST:                                LANDLORD: 1225 EYE STREET, N.W.
                                       By:       ASSOCIATES LIMITED PARTNERSHIP

          [SIG]                        By: /s/ JOHN E. AKRIDGE
----------------------------------         ------------------------------------
ASSISTANT Secretary                        JOHN E. AKRIDGE, III
                                           PRESIDENT
                                           THE JOHN AKRIDGE COMPANY
                                           MANAGING GENERAL PARTNER

[Corporate Seal]





ATTEST:                                TENANT: THE PALMER NATIONAL BANK


            [SIG]                      By: /s/ WEBB C. HAYES
----------------------------------         ------------------------------------
                                           WEBB C. HAYES, IV
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

[CORPORATE SEAL]



        The undersigned Broker hereby executes this Lease solely to agree to the provisions of paragraph 21(c) hereof.


WITNESS:                               BROKER: THE JOHN AKRIDGE MANAGEMENT
                                               COMPANY

              [SIG]                    By: /s/ WILLIAM C. SMITH
----------------------------------         ------------------------------------
                                           WILLIAM C. SMITH
                                           VICE PRESIDENT


22. Option to Renew. Provided Tenant is not in default of this Lease, Tenant shall have the right, by notifying Landlord at least 270 days prior to the Lease Expiration Date, to renew the term of this Lease for an additional five (5) years at ninety-five percent (95%) of the then prevailing "market" rate. In no event, however, shall the renewal rent be less than Tenant is then paying, including all escalations, at the time of renewal. All other terms and conditions of the renewal shall be "market" for comparable space in the metropolitan Washington, D.C. area. If a mutually acceptable Lease amendment to renew the term is not fully executed by both the Landlord and Tenant 180 days prior to the Lease Expiration Date, the right to renew the term of the Lease shall automatically become null and void and of no further effect.

                                   EXHIBIT A
                                  SECOND FLOOR




                                  [FLOOR PLAN]




        Reference is hereby made to a certain Agreement of Lease dated May 10, 1988 (the "Lease"), to which this floor plan is attached. Definition of terms are set forth in the Lease.

                                   EXHIBIT B
                         WORK AGREEMENT AND ALLOWANCES

        Reference is made to a certain Agreement of Lease dated May 10 1988 (the "Lease") to which this Work Agreement and Allowances is attached. Definition of terms are set forth in the Lease.
        1. Landlord agrees to furnish the premises in an "as is" condition.
        3. Landlord further agrees to perform, at Tenant's request, and upon submission by Tenant of necessary drawings, plans and specifications, any additional or non-standard work over and above that specified in paragraph 2 hereof. Such work shall be performed by


                                                                    JACo
                                                                    rev. 2-1-84

Landlord at Tenant's sole expense, as extra tenant work. Prior to commencing any such work requested by Tenant. Landlord will submit to Tenant written estimates of the cost of any such work. If Tenant shall fail to approve in writing the drawings, plans or specifications and/or the cost estimates by the dates set forth in paragraph 1(c) above, the same shall be deemed disapproved in all respects by Tenant, and Landlord shall not be authorized to proceed therewith.

        Tenant agrees to pay to Landlord, promptly upon being billed therefor, the cost of all non-standard or additional work, together with ten percent (10%) overhead, and ten percent (10%) profit of such costs. Tenant shall pay one-half(1/2) of said costs upon approval of the cost estimates and shall pay the entire remaining balance of said costs when such non-standard or additional work is one-half (1/2) complete, as determined by Landlord's architect and/or engineer. All such payments shall constitute additional rent under the Lease, and in the event of nonpayment thereof by Tenant, Landlord shall have all of the rights and remedies set forth in the Lease.


                                                                    JACo
                                                                    rev. 4-2-81

                                   EXHIBIT C

                             RULES AND REGULATIONS

        Reference is made to a certain Agreement of Lease dated May 10, 1988 (the "Lease"), to which these Rules and Regulations are attached. Definitions of terms are set forth in the Lease.

        The following rules and regulations have been formulated for the safety and well-being of all tenants of the Building and to insure compliance with all municipal and other requirements. Strict adherence to these rules and regulations is necessary to guarantee that each and every tenant will enjoy a safe and unannoyed occupancy in the Building in accordance with the Lease. Any continuing violation of these rules and regulations by Tenant, after notice from Landlord, shall be deemed to be an Event of Default under the Lease.

        Landlord may, upon request by any tenant, waive the compliance by such tenant to any of these rules and regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent, (ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord, (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the rules and regulations unless such other tenant has received a similar waiver in writing from the Landlord, and
(iv) any such waiver by Landlord shall not relieve Tenant from any obligation or liability of Tenant to Landlord pursuant to the Lease for any loss or damage occasioned as a result of Tenant's failure to comply with any such rule or regulation.

        1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, halls or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the premises, and if the premises are situated on the ground floor of the Building, the tenant thereof shall, at said tenant's own expense, keep the sidewalks and curb directly in front of the premises clean and free from ice and snow. Landlord shall have the right to control and operate the public portions of the Building and the facilities furnished for common use of the tenants in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to the premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators and other public portions or facilities of the Building.

        2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner, approved by Landlord.

        3. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

        4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, chemicals, paints, cleaning fluids or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

        5. There shall be no marking, painting, drilling into or in any way defacing the Building or any part of the premises visible from public areas of the Building. Tenant shall not construct, maintain, use or operate within the premises any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system, except as reasonably required for its communication system and approved prior to the installation thereof by Landlord. No such loud speaker or sound system shall be constructed, maintained, used or operated outside of the premises.

        6. No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about the premises, and no cooking (except for hot-plate cooking by Tenant's employees for their own consumption, the equipment for and location of which are first approved by Landlord) shall be done or permitted by any tenant on the premises. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the premises.

        7. No space in the Building shall be used for manufacturing of goods for sale in the ordinary course of business, for the storage of merchandise for sale in the ordinary course of business, or for the sale at auction of merchandise, goods or property of any kind. Furthermore, the use of the premises by each tenant was approved by Landlord prior to execution of the Lease and such use may not be changed without the prior approval of Landlord.

        8. No tenant shall make any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing or in any other way. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

        9. No flammable, combustible or explosive fluid, chemical or substance shall be brought or kept on the premises.

        10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each tenant shall, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices, storage and toilet rooms either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost thereof.

        11. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these rules and regulations or the Lease.

        12. No tenant shall pay any employees on the premises, except those actually working for such tenant on the premises.

        13. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management, security guard on duty or security system monitor. Landlord may, at its option, require all persons admitted to or leaving the Building between the hours of 6:00 p.m. and 8:00 a.m., Monday through Friday, and at any hour, Saturdays, Sundays and legal holidays, to register. Each tenant shall be responsible for all persons for whom he authorizes entry into or exit out of the Building, and shall be liable to Landlord for all acts or omissions of such persons.

        14. The premises shall not, at any time, be used for lodging or sleeping or for any immoral or illegal purpose.

        15. Each tenant, before closing and leaving the premises at any time, shall see that all windows are closed and all lights turned off.

        16. Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under special instruction from the management of the Building. The requirements of tenants will be attended to only upon application to Landlord and any such special requirements shall be billed to Tenant (and paid with the next installment of rent due) at the schedule of charges maintained by Landlord from time to time or at such charge as is agreed upon in advance by Landlord and Tenant.

        17. Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.



                                                                    JACo
                                                                    rev. 4-2-81

        18. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards, and Tenant shall be responsible to Landlord for any loss or damage resulting from any deliveries of Tenant to the Building.

        19. Mats, trash or other objects shall not be placed in the public corridors.

        20. Landlord does not maintain suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs of items not maintained by Landlord arise, Landlord will arrange for the work to be done at Tenant's expense.

        21. Drapes installed by Landlord for the use of Tenant or drapes installed by Tenant, which are visible from the exterior of the Building, must be cleaned by Tenant at least once a year, without notice, at Tenant's own expense.

        22. The amount of liability insurance required to be maintained by Tenant pursuant to Paragraph 11(b) of the Lease for bodily injury and property damage is $2 million combined single limit. Landlord may from time to time require Tenant to increase its insurance coverage to an amount determined by Landlord to be satisfactory in Landlord's sole judgment.


                                                                    JACo
                                                                    rev. 4-2-81

                                    EXHIBIT D

                        ESTOPPEL CERTIFICATE (BY TENANT)

Premises
             ------------------------------------------------------------------
Lease Dated
             ------------------------------------------------------------------
between
             ------------------------------------------------------------------
and
             ------------------------------------------------------------------
commencing                                                               , 1987.
             -----------------------------------------------------------

      The undersigned, the tenant under the above Lease, hereby certifies to Connecticut General Life Insurance Company, the holder of a Lien Instrument upon the above property, that said Lease is presently in full force and effect and unmodified except as indicated at the end of this certificate; that the undersigned has accepted possession of said property and that any improvements required by the terms of said Lease to be made by the Lessor, have been completed to the satisfaction of the undersigned except as specified to the contrary; that no rent under said Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to the undersigned is as set forth in said Lease, or set forth below; and that the undersigned, as of this date has no charge, lien or claim of set off under said Lease or otherwise, against rents or other charges due or to become due thereunder, unless set forth specifically below.

      The undersigned further agrees with Connecticut General Life Insurance Company that from and after the date hereof, the undersigned will not seek to terminate said Lease by reason of any act or omission of the Landlord until the undersigned shall have given written notice of such act or omission to the holder of said Lein Instrument (at such holder's address furnished in said Instrument or last furnished to the undersigned) and until the same cure periods which are provided Landlord under the Lease shall have elapsed following the giving of such notice, during which period such holder shall have the right, but shall not be obligated, to remedy such act or omission.


Dated:                             , 1988.
      -----------------------------


Palmer National Bank

By:
    --------------------------------
      Webb C. Hayes, IV
      President and Chief Executive Officer

                                                 Address: 1667 K STREET, N.W.
                                                          Suite 200
                                                          Washington, D.C. 20006

                                   EXHIBIT E

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                                  (Mortgagee)

        THIS AGREEMENT, made this ______ day of ____________ 1984 between ________________________________________ with offices at _______________________
________________________________________ (hereinafter called "Tenant"),
CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation having its principal office and place of business at 800 Cottage Grove Road, Bloomfield, Connecticut (hereinafter called "Mortgagee"), and 1667 K Street, N.W. Associates Limited Partnership, a Limited Partnership organized and existing under the laws of the District of Columbia (hereinafter referred to as "Landlord").

                                   WITNESSETH:

        WHEREAS, the Tenant has entered into a certain lease (the "Lease") dated _________________ with Landlord covering premises within a certain building known as 1667 K Street, N.W. (the "Premises"); and more particularly described as Lot #1, Square 184, Washington, D.C.; and

        WHEREAS, the Mortgagee (has agreed to make a mortgage loan (the "Mortgage") to the Landlord, provided, however, that said Lease is subordinate to the lien of the Mortgage) (is currently the holder of a mortgage covering the Premises pursuant to a Deed of Trust dated _________________, and recorded as Document ______________________ in the Land Records of the District of Columbia) (the "Mortgage"); and

        WHEREAS, Mortgagee has been requested by Tenant and by Landlord to enter into a non-disturbance agreement with Tenant;

        NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto mutually covenant and agree as follows:

        1. The Lease and any extensions, renewals, replacements or modifications thereof, and all of the right, title and interest of the Tenant in and to said Premises are and shall be subject and subordinate to the Mortgage and to all of the terms and conditions contained herein, and to any renewals, modifications, replacements, consolidations and extensions thereof.

        2. Mortgagee consents to the Lease and, in the event of foreclosure of said Mortgage, or in the event Mortgagee comes into possession or acquires title to the Premises as a result of the enforcement of the foreclosure of the Mortgage or mortgage note, or as a result of any other means. Mortgagee agrees to recognize Tenant and further agrees that Tenant shall not be disturbed in its possession of the Premises for any reason other than one which would entitle the Landlord to terminate the Lease under its terms or would cause, without any further action by such Landlord, the termination of the Lease or would entitle such Landlord to dispossess the Tenant from the Premises.

        3. Tenant agrees with Mortgagee that if the interests of Landlord in the Premises shall be transferred to and owned by Mortgagee by reason of foreclosure or other proceedings brought by it, or by any other matter. Tenant shall be bound to Mortgagee under all the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be affected in accordance with any option therefor in the Lease, with the same force and effect as if Mortgagee were the Landlord under the Lease, and Tenant does hereby attorn to Mortgagee as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Mortgagee succeeding to the interest of the Landlord in the Premises. Tenant agrees, however, upon the election of and written demand by Mortgagee within twenty (20) days after Mortgagee receives title to the Premises, to execute an instrument in confirmation of the foregoing provisions, satisfactory to Mortgagee, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

        4. Tenant agrees with Mortgagee that if Mortgagee shall succeed to the interest of Landlord under the Lease, Mortgagee shall not be (a) liable for any action or omission of any prior landlord under the Lease, or (b) subject to any offsets or defenses which Tenant might have against any prior landlord, or
(c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior Landlord, or (d) bound by any security deposit which Tenant may have paid to any prior landlord, or (e) bound by any amendment or modification of the Lease made without Mortgagee's consent, or (f) bound by any provision in the Lease which obligates the Landlord to erect or complete any building or to perform any construction work or to make any improvements to the Premises. Tenant further agrees with Mortgagee that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Mortgagee's consent.

        5. In the event that the Landlord shall default in the performance or observance of any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to the Mortgagee and the Mortgagee shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease including without limitation any action in order to terminate, rescind or void the Lease or to withhold any rental thereunder, for a period of 10 days after receipt of such written notice thereof by the Mortgagee with respect to any such default capable of being cured by the payment of money and for a period of 30 days after receipt of such written notice thereof by the Mortgagee with respect to any other such default (provided, that in the case of any default which cannot be cured by the payment of money and cannot with diligence be cured within such 30-day period because of the nature of such default or because Mortgagee requires time to obtain possession of the Premises in order to cure the default, if the Mortgagee shall proceed promptly to attempt to obtain possession of the Premises, where possession is required, and to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence and continuity).

        6. Landlord agrees with Mortgagee that Landlord's estate in the Premises shall not be conveyed or encumbered without the written consent of the Mortgagee so long as the Lease is in effect.

        7. Landlord agrees with Mortgagee that Landlord's estate in the Premises shall not be conveyed nor shall Landlord further assign Landlord's interest in the Lease, unless the grantee or assignee shall acknowledge in writing to the Mortgagee that the conveyance or assignment is accepted subject to the Lease. Landlord further agrees that in the event said estate in the Premises or said interest in the Lease passes to any other person, firm or corporation, by operation of law or by any other means, such passage of title shall be applicable to the Lease.

        8. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns. As used herein the term "Tenant" shall include the Tenant, its successors and assigns; the words "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Landlord's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure, and the word "Mortgagee" shall include the Mortgagee herein specifically named and any of its successors and assigns, including anyone who shall have succeeded to Landlord's interest in the Premises by, through or under foreclosure of the Mortgage.



                                                                    JACo
                                                                    rev. 2-1-84

        9. This Agreement shall not be modified or amended except in writing signed by all parties hereto.

        10. The use of the neuter gender in this Agreement shall be deemed to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires.

        IN WITNESS WHEREOF, the parties hereto have placed their hands and seals the day and year first above written.


Signed and acknowledge                          Tenant
the presence of us:

                                                By:
---------------------------------------             ----------------------------


Attest                                          Mortgagee


                                                By:
---------------------------------------             ----------------------------
                            , Secretary                         , Vice President


[Corporate Seal]



Attest                                          Landlord


                                                By:
---------------------------------------             ----------------------------
                            , Secretary


[Corporate Seal]

                                                                    JACo
                                                                    rev. 9-1-81

                               AGREEMENT OF LEASE


        THIS AGREEMENT OF LEASE ("Lease") is made this 31st day of December, 1981, by (i) 1667 K Street, N.W. Associates Limited Partnership (hereinafter referred to as "Landlord") and (ii) Palmer National Bank (hereinafter referred to as "Tenant").

        WHEREAS, Landlord is the owner of an office building located at 1667 K Street, N.W., Washington, D.C., and more fully and legally described as Lot 71 in Square 184 in the District of Columbia as so denominated by the Surveyor of the District of Columbia (such building being hereinafter referred to as the "Building"); and

        WHEREAS, Tenant desires to lease space in the Building and Landlord is willing to rent Tenant space in the Building, upon the terms, conditions, covenants and agreements set forth herein.

        NOW, THEREFORE, the parties hereto, intending legally to be bound, hereby covenant and agree as set forth below.

        1. THE PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the term and upon the terms, conditions, covenants and agreements hereinafter provided, Suites 10 & 100 located on the B1 & First floor of the Building (such space being hereinafter referred to as the "premises"). The premises are outlined in red on Exhibit A attached hereto and made a part hereof. The lease of the premises includes the right, together with other tenants of the Building and members of the public, to use the common public areas of the Building, but includes no other rights not specifically set forth herein. Landlord shall finish the premises as set forth in Exhibit B attached hereto and made a part hereof. It is understood and agreed that Landlord will not make, and is under no obligation to make, any structural or other alterations, decorations, additions or improvements in or to the premises except as set forth in Exhibit B. See also Addendum Paragraph 31.

        2. TERM  * See Addendum Paragraph 22

        (a) The term of this Lease (hereinafter referred to as the "term") shall be for a period commencing on May 1, 1983 (the "Lease Commencement Date") and expiring at midnight on April 30, 1993 (the "Lease Expiration Date").

        (b) It is understood and agreed that if Tenant has fully and timely performed in accordance with the provisions of Exhibit B hereof and if, notwithstanding the timely submissions and approvals required of Tenant therein, the premises are not substantially finished by Landlord in accordance with the provisions of paragraph 2 of Exhibit B on or before the Lease Commencement Date, or if for any other reason Landlord is unable to deliver possession of the premises to Tenant on the Lease Commencement Date, this Lease shall not be void or voidable, nor shall Landlord or Landlord's agents and employees be liable to Tenant for any loss or damage resulting therefrom. In such event the Lease Commencement Date shall be extended to the date on which Landlord substantially completes the premises (as evidenced by a Certificate of Substantial Completion by the Architect).

        (c) It is further understood and agreed that if Tenant does not take possession of the premises on the Lease Commencement Date for any reason other than the inability of Landlord to deliver possession of the premises to Tenant on such date as provided in paragraph 2(b) above, or if Tenant causes a delay in the delivery of possession of the premises as set forth in paragraph 4 of Exhibit B, the Lease Commencement Date shall not be extended, the term of this Lease shall nonetheless begin on the Lease Commencement Date and Tenant's obligations hereunder shall commence as of such date. If Landlord permits Tenant to take possession of the premises prior to the Lease Commencement Date, such tenancy shall be by the day and Tenant shall be responsible for payment of rent, in advance, at the rate of one-thirtieth (1/30th) of the monthly rental as set forth in paragraph 3(a) hereof, for each day of such occupancy prior to the Lease Commencement Date, and Tenant shall comply fully with all other terms and provisions of this Lease upon Tenant's possession of the premises. See Addendum Paragraph 24.

        (d) If, pursuant to the provisions of this Lease, the term of this Lease begins on a date other than the Lease Commencement Date indicated in paragraph 2(a) above, then Landlord shall advise Tenant in writing of such date and thereafter the Lease Commencement Date shall be such date and the Lease Expiration Date shall be the same number of days after the Lease Commencement Date as it was after the original lease commencement date. For all purposes of this Lease, the term "Lease Year" shall mean any period of twelve consecutive calendar months during the term of this Lease which begins on the Lease Commencement Date or an anniversary thereof.

        3. RENT. Tenant shall pay as rent for the premises the following amounts (each of which amounts shall be considered rent and all of which, unless the context requires otherwise, are collectively referred to herein as "rent"):

        (a) BASIC RENT.  Tenant shall pay as the basic rent the sum of See
Exhibit F    Dollars ($                 ) annually, payable in equal monthly
installments, in advance of  See Exhibit F   Dollars ($             ), the first
payment to be made upon the approval of the Comptroller of Currency of the Tenant's charter and the second and subsequent monthly payments to be made on the first day of each and every calendar month (beginning with the second month) during the term hereof. Rent shall be made payable to Landlord at the office of Landlord, or such other party or at such other address as Landlord may designate from time to time by written notice to Tenant. If the term of this Lease begins on a date other than on the first day of a month, rent from such date until the first day of the following month shall be prorated at the rate of one-thirtieth (1/30th) of the fixed monthly rental for each day, payable in advance.

        (b) INCREASE IN REAL ESTATE TAXES. See Addendum Paragraph 33

        (i) Tenant shall, for each calendar year after the Base Year (as hereinafter defined), pay to Landlord, as additional rent, Four and forty-two hundredths percent (4.42%) (being Tenant's agreed-upon proportionate share) of the increase in Real Estate Taxes (as hereinafter defined) for such calendar year over the Real Estate Taxes for the Base Year. For the purposes of this paragraph 3(b) the term "Base Year" is hereby defined to mean the later of (i) the calendar year 1983 or (ii) the calendar year in which the Lease Commencement Date occurs; and the term "Real Estate Taxes" for any calendar year is hereby defined to mean the total amount of all taxes and assessments, general and special, ordinary and extraordinary, foreseen and unforeseen, now or hereafter assessed, levied or imposed upon the Building and the land on which the Building is situated (the "Land") for such year, together with any tax in the nature of a real estate tax, an ad valorem tax on rent or any tax on income if imposed in lieu of or in addition to real estate taxes and assessments, and any taxes and assessments which may hereafter be substituted for Real Estate Taxes.

        (ii) In the event that the method currently used for the computation of the assessed market value of the Building and/or the Land is discontinued or revised, the determination of the increase in Real Estate Taxes under this paragraph 3(b) shall thereafter be made according to a formula and procedure which most nearly approximates the method of determination hereinabove set forth. In the event that any business, rent or other taxes which are now or hereafter levied upon Tenant's use or occupancy of the premises, on Tenant's leasehold improvements,


                                                                    JACo
                                                                    rev. 4-2-81
on Tenant's business at the premises or on Landlord by virtue of Tenant's occupancy of the premises, are enacted, changed or altered so that any of such taxes are levied against Landlord or in the event that the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment of such taxes, any and all such taxes shall be deemed to be a part of the increase in Real Estate Taxes and Tenant shall pay to Landlord Tenant's proportionate share of the full amount of all such taxes.

        (iii) At any time or times after the year in which the Real Estate Taxes for the Base Year are determined or reasonably estimated, Landlord may submit to Tenant a statement of Landlord's estimate of the increase in the Real Estate Taxes for the current calendar year over the Real Estate Taxes for the Base Year, and within thirty (30) days after delivery of such statement, Tenant shall begin paying to Landlord, as additional monthly rent due and payable on the first day of each month, an amount equal to one-twelfth (1/12th) of the amount determined to be Tenant's aforesaid percentage of such increase in Real Estate Taxes. Within ninety (90) days after the expiration of each calendar year in which Tenant's monthly rent is increased pursuant to this Paragraph 3(b), Landlord shall, upon the request of Tenant, submit a statement showing the determination of the total increase in Real Estate Taxes for such calendar year over the Base Year, and Tenant's proportionate share of such increase. If such statement shows that Tenant's monthly payments pursuant to this Paragraph 3(b) exceeded Tenant's share of the actual increase in Real Estate Taxes for the preceding calendar year, then Tenant may deduct such overpayment from its next payment or payments of monthly rent. If such statement shows that Tenant's share of the actual increase in Real Estate Taxes exceeded Tenant's monthly payments for the preceding calendar year, then Tenant shall pay the total amount of such deficiency to Landlord with the next payment of rent due hereunder after receipt of the statement. In the event that the Lease Expiration Date is not December 31st, the increase in Real Estate Taxes to be paid by Tenant for the calendar year in which the Lease Expiration Date occurs shall be determined by multiplying the amount of Tenant's share thereof for the full calendar year by a fraction, the numerator of which shall be the number of days during such calendar year prior to the Lease Expiration Date and the denominator of which shall be 365.

        (c) INCREASE IN OPERATING COSTS. Notwithstanding anything contained herein, the annual operating charges shall be limited to costs which are applicable to the First Floor and First Basement only. Landlord agrees Tenant shall have right to inspect Landlord's books to verify increase in operating charges at reasonable times and reasonable intervals. See Addendum Paragraph 33. Tenant shall, for each calendar year after the year in which the Base Year Operating Charges (as hereunder defined) are determined, pay to Landlord, as additional rent, Forty-eight and twenty-two hundredths percent (48.22%) (being Tenant's agreed upon proportionate share) of the increase during the term of this Lease in Annual Operating Charges (as hereinafter defined) over the Base Year Operating Charges. The Annual Operating Charges for any calendar year are hereby defined as the sum of the following costs and expenses: (i) gas, electricity, water, sewer and other utility charges (including surcharges) of whatever nature, (ii) insurance premiums, (iii) building personnel costs, including, but not limited to, salaries, wages, fringe benefits and other direct and indirect costs of engineers, superintendents, watchmen, porters and any other building personnel, (iv) costs of service and maintenance contracts, including, but not limited to, chillers, boilers, controls, elevators, mail chute, windows, janitorial and general cleaning, security services, and management fees, (v) all other maintenance and repair expenses and supplies which are deducted by Landlord for such calendar year in computing its Federal income tax liability, (vi) any other costs and expenses (i.e. items which are not capital improvements) incurred by Landlord in operating the Building, including ground rent, if any, and interest payments, in excess of the amount paid during the Base Year, (vii) the cost of any additional services not provided to the Building at the Lease Commencement Date but thereafter provided by Landlord in the prudent management of the Building, and (viii) the cost of any capital improvements which are made by Landlord after completion of initial construction of the Building; provided, however, that the cost of each such capital improvement, together with any financing charges incurred in connection therewith, shall be amortized over the useful life thereof and only that portion thereof attributable to such calendar year shall be included in the Annual Operating Charges for such calendar year. Annual Operating Charges shall not include (i) principal payments or interest payments in an amount equal to the Base Year interest payments, on any mortgages, deeds of trust or other financing encumbrances, (ii) leasing commissions payable by Landlord or (iii) deductions for depreciation of the Building. The Base Year Operating Charges are hereby defined as the Annual Operating Charges for the later to occur of (i) calendar year 1983 or (ii) the calendar year in which the Lease Commencement Date occurs; provided, however, that in either case the Base Year Operating Charges shall be adjusted, if necessary, to reflect the Annual Operating Charges for such calendar year as if the Building were at least ninety percent (90%) occupied for the entire calendar year. At any time or times after the year in which the Base Year Operating Charges are determined or reasonably estimated, Landlord may submit to Tenant a statement of Landlord's estimate of the increase of the Annual Operating Charges for the current calendar year over the Base Year Operating Charges, and within thirty (30) days after the delivery of such statement, Tenant shall begin paying to Landlord, as additional monthly rent due and payable on the first day of each month, an amount equal to one-twelfth (1/12th) of the amount determined to be Tenant's aforesaid percentage of the increase in the Annual Operating Charges. Within ninety (90) days after the expiration of each calendar year in which Tenant's monthly rent is increased pursuant to this Paragraph 3(c), Landlord shall, upon the request of Tenant, submit a statement showing the determination of the total increase in Annual Operating Charges for such calendar year over the Base Year Operating Charges, and Tenant's proportionate share of such increase. If such statement shows that Tenant's monthly payments pursuant to this Paragraph 3(c) exceeded Tenant's share of the actual increase in Annual Operating Charges for the preceding calendar year, then Tenant may deduct such overpayment from its next payment or payments of monthly rent. If such statement shows that Tenant's share of the actual increase in Annual Operating Charges exceeded Tenant's monthly payments for the preceding calendar year, then Tenant shall pay the total amount of such deficiency to Landlord with the next payment of rent due hereunder after receipt of the statement. In the event that the Lease Expiration Date is not December 31st, the increase in Annual Operating Charges to be paid by Tenant for the calendar year in which the Lease Expiration Date occurs shall be determined by multiplying the amount of Tenant's share thereof for the full calendar year by a fraction, the numerator of which shall be the number of days during such calendar year prior to the Lease Expiration Date, and the denominator of which shall be 365.

        (d) BASE RATE FOR REAL ESTATE TAXES AND OPERATING CHARGES. Notwithstanding the provisions of Paragraph 3(b) and Paragraph 3(c) above, commencing with the later of (i) the calendar year 1983 or (ii) the calendar year in which the Lease Commencement Date occurs, if the Real Estate Taxes for any calendar year during the term of this Lease exceed Two Hundred Seven Thousand Eight Hundred Sixty Two and Fifty Hundredths ($207,862.50), or if the Annual Operating Charges for any calendar year during the term of this Lease exceed Four thousand one hundred forty-seven and fifty hundredths ($4,147.50), then Tenant shall pay Landlord, as additional rent, for each such calendar year, Forty-eight and twenty-two hundredths percent for operating charges & four and forty-two hundredths for real estate taxes (being Tenant's agreed-upon proportionate share) of the amount of the sum of all Real Estate Taxes and/or Annual Operating Charges in excess of such amounts. At any time or times after the Real Estate Taxes and Annual Operating Charges for the calendar year are determined or estimated, Landlord may submit to Tenant a statement or statements of Landlord's estimate of the amount by which (i) the sum of all Real Estate Taxes for such calendar year exceed Two Hundred Seven Thousand Eight Hundred Sixty Two and Fifty Hundredths ($207,862.50) and (ii) the sum of all Annual Operating Charges for such calendar year exceed Four thousand one hundred forty seven and fifty hundredths ($4,147.50), and within thirty (30) days after the delivery of such statement or statements, Tenant shall begin paying to Landlord, as additional rent due and payable on the first day of each month, an amount equal to one-twelfth (1/12th) of the amount determined to be Tenant's aforesaid percentage of such excess amounts. Within ninety (90) days after the expiration of each calendar year in which Tenant's monthly rent is increased pursuant to this Paragraph 3(d), Landlord shall, upon the request of Tenant, submit a

(1) Nothwithstanding anything contaied herein, the annual operating charges shall be limited to costs which are applicable to the First Floor and First Basement only. Landlord agrees Tenant shall have right to inspect Landlord's books to verify increase in operating charges at resonable times and reasonable intervals. See Addendum Paragraph 33.

                                                                    JACo
                                                                    rev. 4-2-81
statement showing the determination of the actual amount of (i) the sum of all Real Estate Taxes for the preceding calendar year, and Tenant's proportionate share of the amount thereof in excess Two hundred seven thousand, eight hundred sixty two and fifty hundredths ($207,862.50) and (ii) the sum of all Annual Operating Charges for the preceding calendar year, and Tenant's proportionate share of the amount thereof in excess of Four thousand one hundred forty seven and fifty hundredths ($4,147.50). If such statement shows that Tenant's monthly payments pursuant to this Paragraph 3(d) exceeded Tenant's share of such excess amount or amounts, then Tenant may deduct such overpayment from its next payment or payments of monthly rent. If such statement shows that Tenant's share of such excess amount(s) exceeded Tenant's monthly payments for the preceding calendar year, then Tenant shall pay the total amount of such deficiency to Landlord with the next payment of rent due hereunder after receipt of the statement. In the event that the Lease Commencement Date is not January 1st, or that the Lease Expiration Date is not December 31st, then the amount of such excess amount(s) to be paid by Tenant for the calendar year in which the Lease Commencement Date or the Lease Expiration Date occurs shall be determined by multiplying the amount of Tenant's share thereof for the full calendar year by a fraction, the numerator of which shall be the number of days during such calendar year subsequent to the Lease Commencement Date or prior to the Lease Expiration Date, as the case may be, and the denominator of which shall be 365.

        (e) INCREASE IN COST OF LIVING. The basic annual rent set forth in Paragraph 3(a) above shall be increased annually, effective on January 1st of each calendar year during the term hereof, by an amount equal to thirty percent (30%) of any increase in the CPI (as hereinafter defined). The basic annual rent shall be adjusted based upon the increase, if any, in the index now known as the Consumer Price Index for Urban Wage Earners and Clerical Workers, All Items, Washington, D.C., Maryland and Virginia SMSA (1967=100) as published by the Bureau of Labor Statistics, United States Department of Labor (hereinafter referred to as the "CPI"). The amount of the increase shall be determined by multiplying the amount of the basic annual rent set forth in Paragraph 3(a) hereof by the product of (a) thirty percent (30%) of (b) a fraction, the numerator of which shall be (i) the CPI for the month of December immediately preceding the commencement of the calendar year for which such annual adjustment is to be made minus (ii) the CPI for the month immediately preceding the Lease Commencement Date, and the denominator of which shall be the CPI for the month immediately preceding the Lease Commencement Date. Written notice of the reasonably estimated amount of such annual adjustment for the following calendar year shall be sent to Tenant during the month of December of every calendar year during the term of this Lease, and on January 1st of the next calendar year Tenant shall begin paying to Landlord, as additional monthly rent due and payable on the first day of each month of such calendar year, an amount equal to one-twelfth (1/12th) of such annual adjustment. Within ninety (90) days after the expiration of each calendar year in which Tenant's monthly rent is increased pursuant to this Paragraph 3(e), Landlord shall, upon request of Tenant, submit a statement showing the determination of the actual amount of the increase in the CPI for the preceding calendar year. If such statement shows that Tenant's monthly payments pursuant to this Paragraph 3(e) exceeded the adjustment to be made based upon the actual increase in the CPI, then Tenant may deduct such overpayment from its next payment or payments of monthly rent. If such statement shows that the increase of Tenant's basic annual rent, based upon the actual increase in the CPI, exceeded Tenant's monthly payments for the preceding calendar year, then Tenant shall pay the total amount of such deficiency to Landlord with the next payment of rent due hereunder after receipt of the statement. In the event that the Lease Expiration Date is not December 31st, the increase to be paid by Tenant for the calendar year in which the Lease Expiration Date occurs shall be determined by multiplying the amount of the increase for the full calendar year by a fraction, the numerator of which shall be the number of days during such calendar year prior to the Lease Expiration Date, and the denominator of which shall be 365. If the CPI shall be discontinued with no successor or comparable successor index, the parties shall attempt to agree upon a substitute formula, but if the parties are unable to agree upon a substitute formula, then such substitute formula shall be the formula recommended by the Washington Board of Realtors; provided, however, that in no event shall the amount of basic annual rent payable by Tenant under this Lease for any calendar year be less than the amount of basic annual rent paid in the calendar year immediately prior thereto.

        (f) DEMAND; TIME. Each of the foregoing amounts of rent shall be paid to Landlord without demand and without deduction, set-off or counterclaim on the first (1st) day of every month during the term of this Lease. If Landlord shall at any time or times accept rent after it shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasion, or constitute, or be construed as, a waiver of any or all of Landlord's rights hereunder.

        4. USE OF PREMISES. Tenant will use and occupy the premises solely for general office and commercial bank or general financial services institution purposes and only in accordance with the uses permitted under applicable zoning and other municipal regulations; without the prior written consent of Landlord, the premises will not be used for any other purpose. Tenant will not use or occupy the premises for any unlawful purpose, and will comply with all present and future laws, ordinances, regulations and orders of the United States of America, the District of Columbia, and any other public or quasi-public authority having jurisdiction over the premises. Tenant will obtain the initial certificate of occupancy for Tenant; provided, however, it is expressly understood that if any future law, ordinance, regulation or order or any change in the use of the premises by Tenant, requires a new certificate of occupancy for the premises, Tenant will obtain such permit at Tenant's own expense. Tenant represents and warrants to Landlord that Tenant has entered into this Lease entirely for a business or commercial purpose and warrants that it shall not use the premises for any residential purpose.

        5. ASSIGNMENT AND SUBLETTING.

        (a) LANDLORD'S PRIOR CONSENT REQUIRED. Tenant and Tenant's representatives, successors and assigns will not assign, transfer, mortgage or otherwise encumber this Lease or sublet or rent (or permit the occupancy or use of) the premises, or any part thereof, without obtaining the prior written consent of Landlord, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effectuated by operation of law or otherwise without the prior written consent of Landlord.

        (b) QUALIFICATIONS OF SUBTENANT. Subject to the provisions of paragraph 5(c) hereof, Landlord shall not unreasonably withhold its consent hereunder to any sublease by Tenant, provided that all of the following conditions are met:

        (i) Tenant must first notify Landlord, in writing, of any proposed sublease, at least sixty (60) days prior to the effective date of such proposed sublease. The notice to Landlord must include a copy of the proposed sublease and an audited copy of the proposed subtenant's most recent financial statement, prepared by a certified public accountant;

        (ii) The subtenant must have a credit rating satisfactory to Landlord (in Landlord's reasonable judgment);

        (iii) The sublease must be expressly subject and subordinate to this Lease, must require that any subtenant must comply with and abide by all of the terms of this Lease, and must provide that any termination of this Lease shall extinguish the sublease as well;

        (iv) The subtenant may not change the use of the premises or propose to conduct its business in a manner which, in Landlord's sole judgment, is not appropriate for a first class office building in Washington, D.C.;

        (v) The subtenant may not be a tenant, subtenant, or other occupant of any part of the Building without prior written consent of Landlord;

        (vi) The Tenant may not be in default under this Lease, or have committed two events of default hereunder during the previous twelve (12) months, whether cured or not; unless this provision is waived by the Landlord in writing; and

        (vii) The Tenant must continue to occupy at least one-third of the premises unless this provision is waived by the Landlord in writing.



                                                                    JACo
                                                                    rev. 4-2-81

        (c) LANDLORD'S RIGHT OF FIRST REFUSAL. Landlord shall have the right, within sixty (60) days after receipt of the notice from Tenant, required under Paragraph 5(b)(i) above, that Tenant proposes to sublease all or a portion of the premises, to elect (i) to sublet the premises from Tenant at the rent then being paid by Tenant for the premises under Paragraph 3 hereof (or that portion thereof which Tenant proposes to sublease) by a proportionate reduction in the rent as hereinafter set forth; (ii) to terminate this Lease in its entirety if Tenant intends to sublet all of the premises or, if Tenant proposes to sublet a portion of the premises, to terminate this Lease only with respect to such portion of the premises; or (iii) to require Tenant to pay Landlord, within five (5) days of receipt, one-half (1/2) of the amount of rent payable by such sublessee in excess of the amount of rent payable by Tenant hereunder with respect to the portion of the premises sublet. Upon exercise by Landlord of either of the options set forth in subsections (i) or (ii) above, Tenant shall surrender the premises or such portion of the premises, as the case may be, to Landlord, and thereafter the rent to be paid by Tenant pursuant to Paragraph 3 above shall be that portion of the total rent which the amount of square foot area remaining in the possession of Tenant bears to the total square foot area of the premises. In the event that Landlord does not exercise its right to sublet the premises, or such portion of the premises, as the case may be, or to terminate this Lease, within said sixty (60)-day period, Tenant shall have the right, subject to the provisions of subsection (iii) above, to sublet the premises or a portion thereof after first obtaining the written consent of Landlord as provided in Paragraph 5(a) above. Upon exercise by Landlord of the option set forth in subsection (iii) above, Tenant covenants and agrees to provide Landlord with quarterly statements, prepared and verified by a certified public accountant, stating the amount of rent received by Tenant from its subtenant(s) during such quarterly period. If such statement shows Tenant failed to make the full payments required by subsection (iii) above, a late charge equal to ten percent (10%) of the amount due shall be paid by Tenant, as additional rent hereunder. See Addendum Paragraph 29.

        (d) NO WAIVER OR RELEASE. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Tenant from obtaining the consent in writing of Landlord to any further assignment or subletting. Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord, at Landlord's option, in the event of any default by Tenant under the terms of this Lease.

        6. MAINTENANCE OF THE PREMISES.

        (a) OBLIGATIONS OF LANDLORD AND TENANT. Tenant will keep the premises and fixtures and equipment therein in clean, safe and sanitary condition, will take good care thereof, will suffer no waste or injury thereto, and will, at the expiration or other termination of the term of this Lease, surrender the same, broom clean, in the same order and condition in which they are on the Lease Commencement Date, ordinary wear and tear and unavoidable damage by the elements excepted; provided, however, that if Tenant is insured for any such damage, Tenant shall either (i) apply the insurance proceeds to repair such damage or
(ii) surrender such insurance proceeds to Landlord upon delivery of the premises. All improvements including storefront glass, doors and closures, to and equipment installed in the premises shall be maintained, repaired, replaced and insured by Tenant. All such insurance shall provide coverage in the amount of the full replacement value of such special improvements and equipment, and shall name Landlord as an additional insured as its interests may appear. Except as otherwise provided in this Lease, Landlord shall maintain (maintenance performed by Landlord will be in accordance with the standards for a first class office building in Washington, D.C.) and repair the exterior of the Building, and shall maintain, repair and paint all building standard common area elements installed by Landlord. Landlord, at its cost, shall provide and install all original building standard fluorescent tubes within the premises necessary to provide required lighting and all other bulbs, tubes and lighting fixtures for the premises shall be provided and installed by Landlord at Tenant's cost and expense.

        (b) DAMAGE TO PREMISES OR BUILDING. All damage or injury to the premises or to any other part of the Building, or to its fixtures, equipment and appurtenances, whether requiring structural or nonstructural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's agents, employees, contractors, invitees or licensees, shall be repaired promptly, at Tenant's sole cost and expense, by either Landlord or, at Landlord's option, by Tenant subject to Landlord's direction and supervision (and in accordance with Paragraph 7 hereof). If Landlord gives Tenant written notice that Tenant will be required to make such repairs and Tenant fails within ten days of the giving of such notice to proceed with due diligence to make the required repairs, the same may be made by Landlord, in which event all expenses incurred by Landlord therefor shall be paid by Tenant to Landlord as additional rent, and shall be due and payable with the monthly installment of rent next becoming due in accordance with the terms of Paragraph 17(d) below; provided, however, that Tenant shall not be liable to Landlord for such expenses if and to the extent that (i) Landlord is insured for such hazards and damages under an insurance policy containing a waiver of subrogation clause as required under Paragraph 11(b) hereon and (ii) Landlord is actually reimbursed by its insurer for such expenses.

        (c) NOTICE OF DEFECTIVE CONDITION. Tenant shall give Landlord prompt notice of any defective condition in any plumbing or heating system or any electrical lines located in, servicing or passing through the premises. Following such notice Landlord shall remedy the condition with due diligence; provided, however, that such repairs shall be at the expense of Tenant if such repairs are necessitated by damage or injury attributable to Tenant, Tenant's agents, employees, contractors, invitees or licensees as provided in Paragraph 6(b) above. Except as specifically provided in this Lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant, or others making or failing to make any repairs, alterations, additions, or improvements in or to a portion of the Building or the premises or in or to the fixtures, appurtenances or equipment thereof.

        7. TENANT ALTERATIONS.

        (a) ALTERATIONS. The original improvement of the premises by Landlord for Tenant shall be in accordance with Exhibit B attached hereto. Tenant will not make or permit anyone to make any alterations, decorations (decorations for the basement space shall be excluded if not visible from outside the premises), additions or improvements, structural or otherwise, in or to the premises of the Building, without the prior written consent of the Landlord, not to be unreasonably withheld or delayed. All of such alterations, decorations, additions or improvements permitted by Landlord must conform to all rules and regulations established from time to time by the Underwriters' Association of the District of Columbia and conform to all requirements of the Federal and District of Columbia governments. As a condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanics' and materialmens' liens upon the Land and the Building, for all work, labor and services to be performed, and materials to be furnished, by them in connection with such work, signed by all contractors, subcontractors, materialmen and laborers to become involved in such work. If, notwithstanding the foregoing, any mechanic's or materialmen's lien is filed against the premises, the Building and/or the Land, for work claimed to have been done for or materials claimed to have been furnished to Tenant, such lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by filing any bond required by law. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its option, discharge the same and treat the cost thereof as additional rent payable with the monthly installment of rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging the same. It is understood and agreed that in the event Landlord shall give its written consent to Tenant's making any such alterations, decorations, additions or improvements, such written consent shall not be deemed to be an agreement or consent by Landlord to subject Landlord's interest in the premises, the Building or the Land to any mechanic's or materialmen's liens which may be filed in respect of any such alterations, decorations, additions or improvements made by or on behalf of Tenant.

        (b) INDEMNIFICATION. Tenant will indemnify and hold Landlord harmless from and against any and all expenses, liens, claims or damages to person or property which may or might arise directly or indirectly by reason of the making of any such alterations, decorations, additions or improvements. If any such alteration, decoration, addition or improvement is made without the prior written consent of Landlord, Landlord may correct or remove the same, and Tenant shall be liable for any and all expenses incurred by Landlord in the

  * including storefront glass, doors and closures,

 ** decorations for the basement space shall be excluded if not visible from outside the premises.

*** not to be unreasonably withheld or delayed.


                                                                    JACo
                                                                    rev. 4-2-81
performance of this work. All alterations, decorations, additions or improvements in or to the premises or the Building made by either party shall immediately become the property of Landlord and shall remain upon and be surrendered with the premises as a part thereof at the end, of the term hereof without disturbance, molestation or injury; provided, however, that if Tenant is not in default in the performance of any of its obligations under this Lease. Tenant shall have the right to remove, prior to the expiration of the term of this Lease, all movable furniture, furnishings, or equipment installed in the premises at the expense of Tenant. Tenant shall have right to remove all equipment as long as the Premises is restored to original building standard condition, as per Exhibit B. If such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease, the same shall become the property of Landlord and shall be surrendered with the premises as a part thereof.

        8. SIGNS; FURNISHINGS.

        (a) SIGNS. No sign, advertisement or notice shall be inscribed, painted, affixed or otherwise displayed on any part of the exterior or interior except as provided in Addendum Paragraph 25 of the Building except on the directories and the doors of offices, and then only in such place, number, size, color and style as is harmonious with the design of the Building and its furnishings and is approved by Landlord in writing and provided by Landlord at Tenant's cost and expense. If any sign, advertisement or notice which does not conform in the foregoing is nevertheless exhibited by Tenant, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord in said removal. Landlord shall have the right to prohibit any advertisement of Tenant which in its opinion tends to impair the reputation of the Building or its desirability as a high-quality building for offices or for financial, insurance and other institutions of like nature, and, upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement.

        (b) FURNISHINGS. Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment or fixtures, which shall, if considered necessary by the Landlord, stand on plank strips to distribute the weight. Any and all damage or injury to the premises or the Building caused by moving the property of Tenant into, in or out of the premises, or due to the same being on the premises, shall be repaired by and at the sole cost of Tenant. No furniture, equipment or other bulky matter of any description will be received into the Building or carried in the elevators except as approved by Landlord, and all such furniture, equipment, and other bulky matter shall be delivered only during hours approved by Landlord and only through the designated delivery entrance of the Building. All moving of furniture, equipment and other materials shall be under the direct control and supervision of Landlord who shall, however, not be responsible for any damage to or charges for moving the same. Tenant agrees promptly to remove from the sidewalks adjacent to the Building any of the Tenant's furniture, equipment or other material there delivered or deposited.

        9. TENANT'S EQUIPMENT. Tenant shall install at its expense the electrical panels and meters and pay the utility company directly for charges incurred for installation and usage. Tenant will not install or operate in the premises any electrically operated equipment or other machinery, other than electric typewriters, adding machines, radios, televisions, clocks and copying machines, and other electrically operated equipment as a type used in commercial banking or financial services institutions, without first obtaining the prior written consent of Landlord. Landlord may condition such consent upon the payment by Tenant of additional rent in compensation for such excess consumption of utilities and for the cost of additional wiring and/or additional electrical systems as may be occasioned by the operation of said equipment or machinery, or Landlord may require Tenant to pay the cost for such excess consumption of utilities and additional wiring and/or additional electrical systems as may be occasioned by the operation of said equipment or machinery, or Landlord may require Tenant to pay the cost for such excess consumption of utilities and additional wiring and/or additional electrical systems directly to the utility company furnishing the same. The electrical system for the entire floor of the Building on which the premises are located is sufficient for consumption of N/A watts on a N/A volt panel board and N/A watts on a N/A volt panel board. Tenant is entitled to use N/A percent (N/A%) of such electrical power (being Tenant's agreed-upon proportionate share). If any portion or all of Tenant's equipment and lighting shall result in electrical usage in excess of Tenant's proportionate share of the capacity of the electrical system as so described, additional transformers, distribution panels and wiring may be required, and if so required may be installed by Landlord, at the cost and expense of Tenant. Tenant shall not install any other equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air-conditioning system, or electrical system of the premises or the Building without first obtaining the prior written consent of Landlord. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Building shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration, and if such noise and/or vibration is not so eliminated, Landlord shall have the right to require Tenant to remove such machines and/or equipment from the premises.

        10. INSPECTION. Tenant will permit Landlord, or its agents or other representatives, to enter the premises, without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect upon reasonable notice and in accompaniment of Tenant's authorized representative, and protect the premises and the Building and to make such alterations and/or repairs as in the sole judgment of Landlord may be deemed necessary, or to exhibit the same to prospective tenants during the last one hundred eighty
(180) days of the term of this Lease.

        11. INSURANCE.

        (a) INSURANCE RATING. Tenant will not conduct or permit to be conducted, any activity, or place any equipment in or about the premises or the Building, which will, in any way, invalidate the insurance coverage in effect or increase the rate of fire insurance or other insurance on the Building; and if any invalidation of coverage or increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment of Tenant in or about the premises or the Building, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor upon demand and any such sum shall be considered additional rent payable with the monthly installment of rent next becoming due.

        (b) REQUIRED INSURANCE. Tenant shall carry public liability insurance in a company or companies licensed to do business in the District of Columbia and approved by Landlord. Said insurance shall be in minimum amounts approved by Landlord from time to time (as set forth in the rules and regulations attached hereto as Exhibit C) and shall name Landlord as an additional insured, as its interests may appear. Tenant shall carry property damage insurance for all of its equipment and for all leasehold improvements above the building standard which are made by Landlord or Tenant in and to the premises. Landlord and Tenant agree that in the event the premises or the contents thereof are damaged or destroyed by fire or other casualty, the rights, if any, of either party against the other with respect to such damage or destruction are waived, and that all policies of fire and/or extended coverage or other insurance covering the premises or the contents thereof shall contain a clause or endorsement providing in substance that such insurance shall not be prejudiced if the assureds thereunder have waived the right of recovery from any person or persons prior to the date and time of loss or damage, if any. Landlord and Tenant further agree to provide endorsements for said insurance policies agreeing to the waiver of subrogation as required. If required by Landlord, receipts evidencing payment for said insurance shall be delivered to Landlord at least annually by Tenant and each policy shall contain an endorsement that will prohibit its cancellation prior to the expiration of fifteen (15) days after notice of such proposed cancellation to Landlord.

        12. SERVICES AND UTILITIES; SECURITY.

        (a) It is agreed that Landlord will furnish condenser water during the seasons of the year when aid conditioning is required. It is further agreed that Landlord will provide reasonably adequate water, Monday through Friday (except legal holidays), all as required in Landlord's sole but reasonable judgment. In addition, Landlord will provide cold water twenty four (24) hours per day, three hundred sixty five (365) days per year, subject to provisions of Paragraph 15 (a). Landlord will provide elevator service by means of automatically operated elevators, and one automatically operated elevator shall be subject to call at all times; provided, however, that Landlord shall have the right to remove

 * Tenant shall have right to remove all equipment as long as the Premises is restored to origial building standard condition, as per Exhibit B.

** Tenant shall install at its expenses the electrical panels and meters and pay the utility company directly for charges incurred for installation and usage.


                                                                    JACo
                                                                    rev. 4-2-81
elevators from service as the same shall be required for moving freight or for servicing or maintaining the elevators and/or the Building. Landlord will furnish all services and utilities required by this Lease only during the normal hours unless otherwise provided herein of operation of the Building, unless otherwise specified herein. The normal hours of operations of the Building are 8:00 a.m. to 6:00 p.m. Monday through Friday (except legal holidays) and 9:00 a.m. to 1:00 p.m. Saturday (except legal holidays). There are no normal hours of operation of the Building on Sundays or legal holidays, and Landlord shall not be obligated to maintain or operate the Building at such times unless special arrangements are requested by Tenant. If Tenant requires condenser water beyond the normal hours of operation of the Building as set forth above, and provided that Tenant has made prior arrangements with Landlord or Landlord's agent, Landlord will furnish such condenser water and the Tenant agrees to pay for the same with the monthly installment of rent next becoming due in accordance with the then-current schedule of costs and assessments therefor at the rate of $7.50 per hour escalated by increases in the Pepco GS rate schedule in effect at the time, over the schedule effective as of October, 1981, which schedule shall be published from time to time by Landlord and furnished to Tenant. It is understood and agreed that Landlord shall not be liable for failure to furnish, or for delay, suspension or reduction in furnishing, any of the utilities or services required to be furnished by Landlord hereunder, if such failure to furnish or delay, suspension or reduction in furnishing the utilities and services is caused by breakdown, maintenance, repairs, strikes, scarcity of labor or materials, acts of God, Landlord's compliance with governmental regulation, legislations, or judicial or administrative orders, or from any other cause whatsoever, provided, however, that Landlord shall, in the event of a breakdown, use reasonable diligence to repair all equipment as required hereunder which is required to provide such utilities and services. Tenant shall have access to space 24 hours per day, 365 days per year.

    13.  LIABILITY OF LANDLORD.

    (a) NO LIABILITY. Landlord shall not be liable to Tenant, its employees, agents, contractors, business invitees, licenses, customers, clients, family members or guests for any damage, compensation or claim arising from the necessity of repairing any portion of the premises or the Building, the interruption in the use of the premises, accident or damage resulting from the use or operation (by Landlord, Tenant, or any other person or persons whatsoever) of elevators or heating, cooling, electrical or plumbing equipment or apparatus, or the termination of this Lease by reason of the destruction of the premises, or from any fire, robbery, theft, mysterious disappearance and/or any other casualty, or from any leakage in any part or portion of the premises or the Building, or from water, rain or snow that may leak into, or flow from, any part of the premises or the Building, or from drains, pipes or plumbing work in the Building, or from any other cause whatsoever, or for any personal injury arising from the use, occupancy and condition of the premises, unless any of the foregoing is caused by the negligence of Landlord or a willful act or failure to act on the part of the Landlord. Tenant shall not be entitled to any abatement or diminution of rent as a result of any of the foregoing occurrences, nor shall the same release Tenant from its obligations hereunder or constitute an eviction. Any goods, property or personal effects of Tenant, its employees, agents, contractors, business invitees, licensees, customers, clients, family members or guests, stored or placed in or about the premises or Building shall be at their risk, and the Landlord shall not in any manner be held responsible therefor. The employees of the Landlord are prohibited from receiving any packages or other articles delivered to the Building by Tenant, and if any such employee received any such package or articles, such employee shall be the agent of the Tenant for such purposes and not of the Landlord. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture, furnishings, fixtures, equipment and/or improvements in or to the premises. It is expressly understood and agreed that Tenant shall look to its business interruption and property damage insurance policies, and not to Landlord or its agents or employees, for reimbursement for any damages or losses incurred as a result of any of the foregoing occurrences, and that said policies must contain waiver of subrogation clauses.

    (b) INDEMNITY. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any cost, damage, claim, liability or expense (including attorney's fees) incurred by or claimed against Landlord, directly or indirectly, which is occasioned by or results from any default hereunder or any willful or negligent act on the part of Tenant, its agents, employees, contractors, invitees, licensees, customers, clients, family members and guests, or as a result of or in any way arising from Tenant's use and occupancy of the premises or in any other manner which relates to the business of Tenant. Any such cost, damage, claim, liability or expense incurred by Landlord for which Tenant is obligated to reimburse Landlord shall be deemed additional rent due and payable in accordance with paragraph 17(d) hereof. It is expressly understood and agreed that Tenant's liability under this Lease extends to the acts and omissions of any subtenant and any agent, employee, contractor, invitee, licensee, customer, client, family member and guest of any subtenant.

    14. RULES AND REGULATIONS. Tenant, its agents, employees, contractors, invitees, licensees, customers, clients, family members and guests shall at all times abide by and observe the rules and regulations attached hereto as Exhibit
C. In addition, Tenant, its agents, employees, contractors, invitees, licensees, customers, clients, family members and guests shall abide by and observe such other rules or regulations as may be promulgated from time to time by Landlord, with a copy sent to Tenant, for the operation and maintenance of the Building; provided, however, that the same shall be in conformity with common practice and usage in similar buildings and shall not be inconsistent with the provisions of this Lease. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, contractors, invitees, licensees, customers, clients, family members or guests. If there is any inconsistency between this Lease and any current or future rules and regulations, this Lease shall govern.

    15.  DAMAGE; CONDEMNATION.

    (a) DAMAGE TO THE PREMISES. If the premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, its employees, agents, contractors, invitees, licensees, customers, clients, family members or guests, this Lease shall not be terminated and Landlord shall diligently and as soon as practicable after damage occurs, repair such damage, at the expense of Landlord if Landlord is insured with respect thereto or at the expense of Tenant if Tenant is required to be insured hereunder with respect to such damage (in either case taking into account the time necessary to effectuate a satisfactory settlement with any insurance company involved and for such other delays as may result from government restrictions, controls on construction, if any, and from strikes, emergencies and other conditions beyond the control of the Landlord); provided, however that if the premises or Building is damaged by fire or other cause to such extent that the damage cannot be fully repaired within ninety (90) days from date of settlement of the insurance claims, Landlord, upon written notice to Tenant, may terminate this Lease, in which event the rent shall be apportioned and paid to the date of such damage. During the period that Tenant is deprived of the use of the damaged portion of the premises, Tenant shall be required to pay rent (as set forth in paragraph 3) covering only that part of the premises that Tenant is able to occupy and the rent for such space shall be that portion of the total rent which the amount of square foot area remaining that can be occupied by Tenant bears to the total square foot area of the premises. In the event of any injury or damage to the premises or the Building caused by Tenant or its agents, employees, contractors, invitees, licensees, customers, clients, family members or guests, then Tenant shall diligently and as soon as practicable after such damage occurs, repair such damage, at Tenant's sole cost and expense. If Tenant shall fail so to do, Landlord shall have the right to make such repairs or replacements, and any cost or expense so incurred by Landlord shall be paid by Tenant, and shall become additional rent due and payable, in accordance with the provisions of paragraph 17(d) hereof, with the installment of rent next becoming due under the terms of this Lease. No compensation, claim or diminution in rent, other than as provided in this paragraph 15(a), will be allowed or paid by Landlord, by reason of inconvenience, annoyance or injury to business arising from the necessity of repairing the premises or any portion of the Building, however the necessity may occur.

 * at the rate of $7.50 par hour escalated by increases in the Pepco GS rate schedule in effect at the time, over the schedule effective as of Octobe, 1981.

** Tenant ???? access to space 24 hours per day, 356 days per year

                                                                    JACo
                                                                    rev. 4-2-81

        (b) CONDEMNATION. If the whole or a substantial part (as hereinafter defined) of the premises (or use or occupancy of the premises) shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), then the terms of this Lease shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority, and the rent shall be abated on the date when such title vests in such governmental or quasi-governmental authority. If less than a substantial part of the premises is taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), the rent shall be equitably adjusted (on the basis of the number of square feet before and after such event) on the date when title vests in such governmental or quasi-governmental authority and the Lease shall otherwise continue in full force and effect. Tenant shall have no claim against Landlord (or otherwise) and hereby agrees to make no claim against the condemning authority for any portion of the amount that may be awarded as damage as a result of any governmental or quasi-governmental taking or condemnation (or sale under threat of such taking or condemnation) or for the value of any unexpired term of the Lease or for loss of profits or moving expenses or for any other claim or cause of action. For purposes of this Section 15(b), a substantial part of the premises shall be considered to have been taken if more than fifty percent (50%) of the premises are unusable by Tenant as a direct result of such taking. See Addendum Paragraph 30.

        16.   BANKRUPTCY.

        (a) EVENTS OF BANKRUPTCY. The following shall be "Events of Bankruptcy" under this Lease:

        (i) Tenant's becoming insolvent, as that term is defined in Title 11 of the United States Code, entitled Bankruptcy, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), or under the insolvency laws of any State, District, Commonwealth or Territory of the United States (the "Insolvency Laws");

        (ii) the appointment of a receiver or custodian for all or a substantial portion of Tenant's property or assets, or the institution of a foreclosure action upon all or a substantial portion of Tenant's real or personal property;

        (iii) the filing of a voluntary petition under the provisions of the Bankruptcy Code or Insolvency Laws;

        (iv) the filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which is either not dismissed within ninety (90) days of filing, or results in the issuance of an order for relief against the debtor, whichever is later; or

        (v) Tenant's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors.

        (b)   LANDLORD'S REMEDIES.

        (i) TERMINATION OF LEASE. Upon the occurrence of an Event of Bankruptcy, Landlord shall have the right to terminate this Lease by giving written notice to Tenant, whereupon Tenant shall be immediately obligated to quit the premises upon the giving of notice pursuant to this paragraph 16(b)(i). Any other notice to quit, or notice of Landlord's intention to re-enter is hereby expressly waived. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, subject, however, to the right of Landlord to recover from Tenant all rent and any other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later, and any other monetary damages or loss of reserved rent sustained by Landlord; provided, however, and notwithstanding the foregoing or the further remedies set forth in this paragraph 16(b), Landlord shall not have the right to terminate this Lease while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending, unless Tenant or Tenant's trustee in bankruptcy is unable to comply with the provisions of paragraphs 161(b)(v), (vi) and (vii) below.

        (ii) SUIT FOR POSSESSION. Upon termination of this Lease pursuant to paragraph 16(b)(i), Landlord may proceed to recover possession under and by virtue of the provisions of the laws of the District of Columbia, or by such other proceedings, including re-entry and possession, as may be applicable.

        (iii) RELETTING OF PREMISES. Upon termination of this Lease pursuant to paragraph 16(b)(i), Landlord shall have the option to relet the premises for such rent and upon such terms as are not unreasonable under the circumstances and, if the full rental reserved under this Lease (and any of the costs, expenses or damages indicated below) shall not be realized by Landlord. Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in rent, reasonable attorneys' fees, brokerage fees and expenses of placing the premises in first class rentable condition. Landlord, in putting the premises in good order or preparing the same for rerental may, at Landlord's option, make such alterations, repairs, or replacements in the premises as Landlord, in its sole judgment, considers advisable and necessary for the purpose of reletting the premises, and the making of such alterations, repairs, or replacements shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the premises, or in the event that the premises are relet, for failure to collect the rent under such reletting, and in no event shall Tenant be entitled to receive the excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder.

        (iv) MONETARY DAMAGES. Any damage or loss of rent sustained by Landlord as a result of an Event of Bankruptcy may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or at Landlord's option, in a single proceeding deferred until the expiration of the term of this Lease (in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said term) or in a single proceeding prior to either the time of reletting or the expiration of the term of this Lease, in which event Tenant agrees to pay Landlord the difference, if any, between the present value of the rent reserved under this Lease on the date of breach, discounted at eight percent (8%) per annum, and the fair market value of the Lease on the date of breach. In the event Tenant becomes the subject debtor in a case under the Bankruptcy Code, the provisions of this Section 16(b)(iv) may be limited by the limitations of damage provisions of the Bankruptcy Code.

        (v) ASSUMPTION OR ASSIGNMENT BY TRUSTEE. In the event Tenant becomes the subject debtor in a case pending under the Bankruptcy Code, Landlord's right to terminate this Lease pursuant to this paragraph 16 shall be subject to the rights of the Trustee in bankruptcy to assume or assign this Lease. The Trustee shall not have the right to assume or assign this Lease unless the Trustee (A) promptly cures all defaults under this Lease, (B) promptly compensates Landlord for monetary damages incurred as a result of such default,
(C) provides "adequate assurance of future performance" (as hereinafter defined) and (D) complies with the provisions of paragraph 5 hereof.

        (vi) ADEQUATE ASSURANCE OF FUTURE PERFORMANCE. Landlord and Tenant hereby agree in advance that the phrase "adequate assurance of future performance", as used in this paragraph 16(b), shall mean that all of the following minimum criteria must be met: (A) the Trustee must pay to Landlord, at the time the next payment of rent is then due under this Lease, in addition to such payment of rent, an amount equal to the next three (3) months rent due under this Lease, said amount to be held by Landlord in escrow until either the Trustee or Tenant defaults in its payments of rent or other obligations under this Lease (whereupon Landlord shall have the right to draw upon such escrowed funds) or until the expiration of this Lease (whereupon the funds shall be returned to the Trustee or Tenant); (B) the Tenant or Trustee must agree to pay to Landlord, at any time the Landlord is authorized to and does draw upon the funds escrowed pursuant to subparagraph (A) above, the amount necessary to restore such escrow account to the original level required by said provision;
(C) Tenant must pay the cost of all services, if any, provided by Landlord for which Tenant is charged other than pursuant to paragraph 3 hereof (whether directly or through agents or contractors, and whether or not the cost of such services is to be passed through to Tenant) in advance of the performance or provision of such services; (D) the Trustee must agree that Tenant's business shall be conducted in a first class manner, and that no liquidation sales, auctions, or other non-first class business operations shall be conducted on the premises; (E) the Trustee must agree that the use of the premises as stated in this Lease will remain unchanged; and (F) the Trustee must agree that the assumption or assignment of this Lease will not violate or affect the rights of other tenants in the Building.


                                                                    JACo
                                                                    rev. 4-2-81

        (vii) FAILURE TO PROVIDE ADEQUATE ASSURANCE. In the event Tenant is unable (A) to cure its defaults, (B) to reimburse Landlord for its monetary damages, (C) to pay when due the rent due after this Lease, or any other payments required of Tenant under this Lease, or (D) to meet the criteria and obligations imposed by Paragraph 16(b)(vi) above, then Tenant agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with Paragraph 16(b)(i) above.

        17. DEFAULT OF TENANT.

        (a) EVENTS OF DEFAULT. The following shall be "Events of Default" under this Lease:

        (i) If Tenant shall fail to pay any monthly (or annual) installment of rent (as required by Paragraph 3 or Paragraph 17(b)(iv) hereof) when due, although no legal or formal demand has been made therefor, for a period of five
(5) days after Landlord's written notice thereof to Tenant; provided that no such notice shall be required if Landlord has sent Tenant a similar notice within one hundred eighty (180) days prior to such failure;

        (ii) If Tenant shall fail to timely make any other payment required under this Lease, if such failure continues for a period of five (5) days after Landlord's written notice thereof to Tenant; provided that no such notice shall be required if Landlord has sent Tenant a similar notice within one hundred eighty (180) days prior to such failure; or

        (iii) If Tenant shall violate or fail to perform any of the other terms, conditions, covenants or agreements herein made by Tenant, if such violation or failure continues for a period of ten (10) days after Landlord's written notice thereof to Tenant; provided that no such notice shall be required if Tenant has received a similar notice within three hundred sixty-five (365) days prior to such violation or failure.

        (b) LANDLORD'S REMEDIES. Should an Event of Default occur under this Lease, Landlord may pursue any or all of the following remedies:

        (i) TERMINATION OF LEASE. Landlord may terminate this Lease, by giving written notice of such termination to Tenant, whereupon this Lease shall automatically cease and terminate and Tenant shall be immediately obligated to quit the premises. Any other notice to quit or notice of Landlord's intention to re-enter the premises is hereby expressly waived. If Landlord elects to terminate this Lease, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, subject, however, to the right of Landlord to recover from Tenant all rent and any other sums accrued up to the time of termination or recovery of possession by Landlord, whichever is later.

        (ii) SUIT FOR POSSESSION. Upon termination of this Lease pursuant to Paragraph 17(b)(i), Landlord may proceed to recover possession of the premises under and by virtue of the provisions of the laws of the District of Columbia, or by such other proceedings, including re-entry and possession, as may be applicable.

        (iii) RELETTING OF PREMISES. Should this Lease be terminated before the expiration of the term of this Lease by reason of Tenant's default as hereinabove provided, or if Tenant shall abandon or vacate the premises before the expiration or termination of the term of this Lease without having paid the full rental for the remainder of such term, Landlord shall have the option to relet the premises for such rent and upon such terms as are not unreasonable under the circumstances and, if the full rental reserved under this Lease (and any of the costs, expenses or damages indicated below) shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in rent, reasonable attorneys' fees, brokerage fees and expenses of placing the premises in first class rentable condition. Landlord, in putting the premises in good order or preparing the same for rerental may, at Landlord's option, make such alterations, repairs, or replacements in the premises as Landlord, in its sole judgment, considers advisable and necessary for the purpose of reletting the premises, and the making of such alterations, repairs, or replacements shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to relet the premises, or in the event that the premises are relet, for failure to collect the rent under such reletting, and in no event shall Tenant be entitled to receive the excess, if any, of such rent collected over the sums payable by Tenant to Landlord hereunder.

        (iv) ACCELERATION OF PAYMENTS. If Tenant shall fail to pay any monthly installment of rent pursuant to the terms of Paragraph 3 of this Lease, together with any additional rent due under this Lease, within twenty (20) days of the date when each such payment is due, for three (3) consecutive months, or three (3) times in any period of six (6) consecutive months, then Landlord may, by giving written notice to Tenant, exercise any of the following options: (A) declare the entire rent reserved under this Lease to be due and payable within ten (10) days of such notice; (B) declare the rent reserved under this Lease for the next six (6) months (or at Landlord's option for a lesser period) to be due and payable within ten (10) days of such notice; or (C) require an additional security deposit to be paid to Landlord within ten (10) days of such notice, in an amount not to exceed six (6) months rent. Landlord may invoke any of the options provided for herein at any time during which an Event of Default remains incurred. In the event Landlord gives notice to Tenant of its election to exercise any of the foregoing options pursuant to this Paragraph 17(b)(iv) and Tenant fails to comply therewith, Landlord may terminate this Lease as provided elsewhere in this Paragraph 17(b).

        (v) MONETARY DAMAGES. Any damage or loss of rent sustained by Landlord may be recovered by Landlord, at Landlord's option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or at Landlord's option in a single proceeding deferred until the expiration of the term of this Lease (in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said term) or in a single proceeding prior to either the time of reletting or the expiration of the term of this Lease. In addition, should it be necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorney's fees and court costs reasonably incurred.

        (vi) ANTICIPATORY BREACH; CUMULATIVE REMEDIES. Nothing contained herein shall prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease. In the event of a breach or anticipatory breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not provided for herein. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease, or otherwise.

        (c) WAIVER. If, under the provisions hereof, Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any other covenant, condition or agreement herein contained nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition, or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy provided in this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

        (d) RIGHT OF LANDLORD TO CURE TENANT'S DEFAULT.

If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of the expense thereof, if made or done by Landlord, with interest thereon at the rate per annum which is two percent (2%) greater than the "prime rate" then in effect at Citibank, N.A., New York, New York, from the date paid by Landlord to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the


* In addition, should it be necessary for Landload to employ legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorney's fees and court costs reasonable incurred.


                                                                    JACo
                                                                    rev. 4-2-81
maximum legal rate then allowed by law. Such payment and interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent; but the making of such payment or the taking of such action by Landlord shall not operate to cure such default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

        (e) LATE PAYMENT. If Tenant fails to pay any installment of rent and/or additional rent (in accordance with paragraph 3) on or before the first (1st) day of the calendar month when such installment becomes due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such installment, and, in addition, such unpaid installment shall bear interest at the rate per annum which is two percent (2%) greater than the "prime rate" then in effect at Citibank, N.A., New York, New York from the date such installment became due and payable to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent due, or if payments have been accelerated pursuant to paragraph 17(b)(iv) above, due and payable immediately.

        (f) LIEN ON PERSONAL PROPERTY. Landlord shall have a lien upon all the personal property owned by Tenant without prior encumbrances and located within Premises, as and for security for the rent and other obligations of Tenant herein provided. In order to perfect and enforce said lien, Landlord may, at any time after default by Tenant in the payment of rent or default of other obligations to be performed or complied with by Tenant under this Lease, seize and take possession of any and all personal property belonging to Tenant which may be found in and upon the premises. If Tenant fails to redeem the personal property so seized, by payment of whatever sum may be due Landlord under and by virtue of the provisions of this Lease, then and in that event, Landlord shall have the right, after twenty (20) days written notice to Tenant of its intention to do so, to sell such personal property so seized at public or private sale and upon such terms and conditions as to Landlord may appear advantageous, and after the payment of all proper charges incident to such sale, apply the proceeds thereof to the payment of any balance due to Landlord on account of rent or other obligations of Tenant pursuant to this Lease. In the event there shall then remain in the hands of Landlord any balance realized from the sale of said personal property as aforesaid, the same shall be paid over to Tenant. The exercise of the foregoing remedy by Landlord shall not relieve or discharge Tenant from any deficiency owed to Landlord which Landlord has the right to enforce pursuant to any other provision of this Lease.

        18. HOLDING OVER. In the event that Tenant shall not immediately surrender the premises on the date of expiration of the term hereof, Tenant shall, by virtue of the provisions hereof, become a tenant by the month. In such event Tenant shall be required to pay twice the basic rent required under paragraph 3(a) hereof, together with all additional rent in effect during the last month of the term of this Lease. Such monthly tenancy shall commence with the first day next after the expiration of the term of this Lease. Except as otherwise provided above with respect to the payment of rent, Tenant shall, as a monthly tenant, be subject to all of the terms, conditions, covenants and agreements of this Lease. Tenant shall give Landlord at least thirty (30) days written notice of any intention to quit the premises, and Tenant shall be entitled to thirty (30) days written notice to quit the premises; provided, however, that if Tenant is in default hereunder, Tenant shall not be entitled to any notice to quit, the usual thirty (30) days notice to quit being hereby expressly waived. Notwithstanding the foregoing provisions of this paragraph 18, in the event that Tenant shall hold over after the expiration of the term of this Lease, and if Landlord shall desire to regain possession of the premises promptly at the expiration of the term of this Lease, then at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith reenter and take possession of the premises without process, or by any legal process in force in the District of Columbia.

        19. SECURITY DEPOSIT. Provided Tenant is not in default hereunder, Tenant shall be allowed to substitute letter of credit to Landlord on the second anniversary of the Lease Commencement Date. Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord the sum of Twenty-four thousand Dollars ($24,000.00) and one (1) year prior to the Lease Expiration Date, Tenant shall deposit with Landlord the sum of None Dollars ($), each as a security deposit. Such security deposit (which shall not bear interest to Tenant unless required to do so by any provision of law) shall be considered as security for the payment and performance by Tenant of all of Tenant's obligations, covenants, conditions and agreements under the Lease. Upon the expiration of the term hereof (or any renewal or extension thereof in accordance with this Lease), Landlord shall (provided that Tenant is not in default under the terms hereof) return and pay back such security deposit to Tenant, less such portion thereof as Landlord shall have retained to make good any default by Tenant with respect to any of Tenant's aforesaid obligations, covenants, conditions or agreements. In the event of any default by Tenant hereunder during the term of this Lease, Landlord shall have the right, but shall not be obligated, to apply all or any portion of the security deposit to cure such default, in which event Tenant shall be obligated promptly to deposit with Landlord the amount necessary to restore the security deposit to the amount held by Landlord immediately prior to such advance by Landlord. In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the security deposit to the purchaser or transferee, in which event Tenant shall look only to the new landlord for the return of the security deposit and Landlord shall thereupon be released from all liability to Tenant for the return of such security deposit. See Addendum paragraph 27.

        20. COVENANTS OF LANDLORD.

        (a) QUIET ENJOYMENT. Landlord covenants that it has the right to make this Lease for the term aforesaid, and that if Tenant shall pay the rent and perform all of the covenants, terms, conditions and agreements of this Lease to be performed by Tenant, Tenant shall, during the term hereby created, freely, peaceably and quietly occupy and enjoy the full possession of the premises without molestation or hindrance by Landlord or any party claiming through or under Landlord, subject to the provisions of paragraph 20(b) and paragraph 21(k) hereof.

        (b) RESERVATION. Landlord hereby reserves to itself and its successors and assigns the following rights (all of which are hereby consented to by Tenant): (i) to change the street address and/or name of the Building and/or the arrangement and/or location of entrances (street entrances from first floor to the Premises shall not be altered), passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, (ii) to erect, use and maintain pipes and conduits in and through the premises and (iii) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building. Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or Tenant's use or occupancy of the premises. In the event of any sale or transfer by the then Landlord hereunder of the Building, the landlord whose interest is sold or transferred shall be and hereby is completely released and forever discharged from and in respect of all covenants, obligations and liabilities as landlord hereunder occurring after the date of such sale or transfer.

        21. MISCELLANEOUS.

        (a) NO REPRESENTATIONS BY LANDLORD. Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representations or promises with respect to the premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. The Tenant, by taking possession of the premises, shall accept the same "as is," and such taking of possession shall be conclusive evidence that the premises and the Building are in good and satisfactory condition at the time of such taking of possession.

        (b) NO PARTNERSHIP. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.


 * Provided Tenant is not in default hereunder, Tenant shall be allowed to substitute letter of credit to Landlord on the second anniversary of the Lease Commencement Date.

** owned by Tenant without prior encumbrances and located within Premises,


                                                                    JACo
                                                                    rev. 4-2-81

        (c) BROKERS. Landlord recognizes Julien J. Studley, Inc. as the sole broker procuring this Lease and shall pay said broker a commission therefor pursuant to a separate agreement between said broker and Landlord. Landlord and Tenant each represent and warrant one to another that except as set forth herein neither of them has employed any broker, agent or finder in carrying on the negotiations related to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless, from and against any claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty by the respective indemnitors.

        (d) ESTOPPEL CERTIFICATE. Tenant agrees, at any time and from time to time during the term of this Lease, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing which shall contain substantially the following provisions:
(i) a statement that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) a statement of the dates to which the rent and any other charges hereunder have been paid by Tenant, (iii) a statement of whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such, (iv) a statement of the address to which notices to Tenant should be sent, (v) a statement that all work required to be performed by the Landlord under this Lease has been completed and that Tenant accepts the premises and improvements therein, that Tenant accepts the premises and the improvements therein, (vi) a statement that Tenant will not attempt to terminate this Lease by reason of Landlord's default or omission without giving written notice of such default or omission to Landlord and any mortgagee of which Tenant has knowledge and (vii) such other statement or statements as Landlord, any prospective purchaser of the Building or the Land, any mortgagee or prospective mortgagee of the Building or the Land or of Landlord's interest in either and/or any prospective assignee of any such mortgagee, may reasonably request. Any such statement delivered pursuant hereto, may be relied upon by any owner of the Building or the Land, any prospective purchaser of the Building or the Land, any mortgagee or prospective mortgagee of the Building or the Land or of Landlord's interest in either, or any prospective assignee of any such mortgagee. Tenant will agree to make such reasonable changes or modifications to this Lease as may be required by any mortgagee of the Building and/or the Land, provided that such changes or modifications shall not increase the amount of rent required under paragraph 3(a) hereof, shorten the term of this Lease or change or redefine the premises as long as it is not a material change and further provided that Landlord furnishes written certification that every other tenant in the building must make identical changes or modifications to their respective leases.

        (e) WAIVER OF JURY TRIAL. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the premises, and/or any claim of injury or damage.

        (f) LIABILITY. It is expressly understood and agreed that the liability of Landlord to Tenant under this Lease is restricted solely to the assets of the limited partnership which owns the Land and the Building and that the partners thereof shall have no personal liability under this Lease. Tenant covenants and agrees to look solely to the Building and the Land for the satisfaction of any liability of Landlord to Tenant hereunder, and Tenant agrees not to bring any action asserting personal liability of the partners of said limited partnership.

        (g) NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person (with receipt therefor) or by certified or registered mail, return receipt requested, first-class postage prepaid, (i) if to Landlord at 1015 Fifteenth Street, N.W. Suite 800, Washington, D.C. 20005 with copy to Joan Kaufman, 1730 Massachusetts Avenue, N.W. Washington, D.C. 20036 and (ii) if to Tenant, prior to the Lease Commencement Date, at Arnold & Porter, 1200 New Hampshire Avenue, N.W., Washington, D.C. 20036 and after the Lease Commencement Date, at the premises, unless notice of a change of address is given pursuant to the provisions of this article.

        (h) INVALIDITY OF PARTICULAR PROVISIONS. If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

        (i) GENDER AND NUMBER. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution.

        (j) BENEFIT AND BURDEN. The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assigns. Landlord may freely and fully assign its interest hereunder.

        (k) SUBORDINATION. This Lease is subject and subordinate only to the lien of a first mortgage (which term "first mortgage" shall include both construction and permanent financing and shall include deeds of trust and similar security instruments) which may now or hereafter encumber of otherwise affect the Land and Building of which the premises form a part, or Landlord's leasehold interest therein, and to all and any renewals, extensions, modifications, recastings or refinancings thereof. Tenant shall, upon not less than five (5) days' prior written notice by Landlord, promptly execute, acknowledge and deliver to Landlord any written statement or agreement confirming such subordination reasonably required by Landlord or any of its lenders. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or other document for or on behalf of Tenant. Tenant agrees that in the event that any proceedings are brought for the foreclosure of any such mortgage, Tenant shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser, and shall recognize such purchaser as the landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed. In addition, if the Landlord's leasehold interest shall be terminated, Tenant agrees that this Lease shall remain in full force and effect, (or if terminated by law as a result of Landlord's interest being terminated, Tenant will enter into a new Lease with the identical terms and conditions of this Lease).

        (l) ENTIRE AGREEMENT. This Lease, together with Exhibits A through F and Addendum attached hereto, contains and embodies the entire agreement of the parties hereto, and no representations, inducements or agreements between the parties, oral or otherwise, not contained in this Lease and the Exhibits, shall be of any force or effect. This Lease may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.


   * a statement that all work required to be preformed by the Landlord under this Lease has been completed and the Tenant accepts the premises and improvements therein,

 ** In addition, if the Landlord's leasehold interest shall be terminated, Tenant agrees that this Lease shall remain in full force and effect, (or if terminated by law as a result of Landlord's interest being terminated, Tenant will enter into a new Lease with the identical terms and conditions of this Lease.)

*** and further provided that Landlord furnishes written certification that every other tenant in the building must make identical changes or modifications to their respective leases.

                                                                    JACo
                                                                    rev. 4-2-81

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal on the day and year first hereinabove written.


                                        LANDLORD:*
ATTEST                                  BY: 1667 K Street, N.W. Associates
                                            Limited Partnership

/s/ MARY EBERT                          By: /s/ JOHN E. AKRIDGE, III
-------------------------                   --------------------------------
Asst. Secretary                              John E. Akridge, III
                                             President
                                             The John Akridge Company
                                             Managing General Partner
[Corporate Seal]                        * Subject to Lenders' Approval


WITNESS:                                TENANT: Palmer National Bank
                                                (in organization)


/s/ LOIS A. ZAMBO                       By: /s/ STEFAN A. HALPER
-------------------------                   ---------------------------------
                                                  Stefan A. Halper*



WITNESS:



                                        By: /s/ HARVEY MCLEAN
-------------------------                   ---------------------------------
                                                  Harvey McLean


        The undersigned Broker hereby executes this Lease solely to agree to the provisions of paragraph 21(c) hereof.


WITNESS:                                BROKER: Julien J. Studley, Inc.



/s/ LOIS A. ZAMBO                       By:            [SIG]
-------------------------                   ---------------------------------






Before me, the undersigned authority, on this day personally appeared Harvey D. McLean, Jr. known to me to be the person whose name is subscribed to the foregoing document, under my hand and seal of office, the 4th day of January, 1982.



/s/ MURIEL L. CHRISTOPHER
------------------------------
Notary Public
County of Dallas, Texas

My Commission expires February 2, 1985.

                              [MAP OF FLOOR PLAN]







Exhibit A


        Reference is made to a certain Agreement of Lease dated 12/31 , 1981 (the "Lease") to which this First Floor Plan is attached. Definition of terms are set forth in the lease.

                              [MAP OF FLOOR PLAN]




Exhibit A

        Reference is made to a certain Agreement of Lease dated 12/31 , 1981 (the "Lease") to which this First Basement Plan is attached. Definition of terms are set forth in the Lease.

Landlord at Tenant's sole expense, as extra tenant work. Prior to commencing any such work requested by Tenant, Landlord will submit to Tenant written estimates of the cost of any such work. If Tenant shall fail to approve in writing the drawings, plans or specifications and/or the cost estimates by the dates set forth in paragraph 1(c) above, the same shall be deemed disapproved in all respects by Tenant, and Landlord shall not be authorized to proceed therewith.

        Tenant agrees to pay to Landlord, promptly upon being billed therefor, the cost of all non-standard or additional work, together with ten percent (10%) overhead, and ten percent (10%) profit of such costs. Tenant shall pay [one half (1/2)] forty-five percent (45%) of said costs upon approval of the cost estimates and shall pay the entire remaining balance of said costs when such non-standard or additional work is [one half (1/2)] forty five percent (45%) complete, as determined by Landlord's architect and/or engineer. All such payments shall constitute additional rent under the Lease, and in the event of nonpayment thereof by Tenant, Landlord shall have all of the rights and remedies set forth in the Lease and remaining ten percent (10%) upon completion.

        4. It is agreed that notwithstanding the date provided in the Lease as the Lease Commencement Date thereof, Tenant's obligations for the payment of rent hereunder shall not commence until Landlord has substantially completed (as evidenced by a Certificate of Substantial Completion by the Architect) all building standard work to be performed by Landlord as set forth in paragraph 2 hereof; provided, however, that if Landlord shall be delayed in substantially completing said building standard work as a result of:

        (a) Tenant's failure to furnish its requirements and/or approve drawings, plans, specifications and the cost estimates by the dates set forth in paragraph 1(c) hereof;

        (b) Tenant's request for changes in drawings, plans and specifications subsequent to January 1, 1983;

        (c) Tenant's failure to approve in writing the drawings, plans or specifications and/or the cost estimates for non-standard or additional work within the time required under paragraph 3 hereof;

        (d) Tenant's request for materials, finishes or installations other than Building standard as set forth in paragraph 2(a) through 2(l) hereof; or

        (e) The performance by a person, firm or corporation employed by Tenant and/or the completion of the work of said person, firm or corporation;

then Tenant shall be liable for the payment of rent commencing on the Lease Commencement Date and the Lease Commencement Date and Lease Expiration Date shall not be extended, except to the extent of the number of days that Landlord's architect determines, in its sole judgment, that Landlord's work would not have been completed by the Lease Commencement Date, without the occurrence of the foregoing delays. The number of days that the Lease Commencement Date shall be extended pursuant to the provisions of paragraph 2(b) of the Lease shall be that number of days of delay that is determined by Landlord's architect to be due to the actions of Landlord, and Tenant shall not be responsible for the payment of rent until the Lease Commencement Date as extended pursuant to the provisions hereof.

       *(m) Exterior perimeter walls with 1/2 inch gypsum wall/board with no visible joints, finished and ready for painting.

        (n) A single conduit with Tenant's line capacity as required from the main building panel to a Tenant supplied service box within the premises.

        (o) A single conduit for telephone service with Tenant's required capacity from the main distribution closet to one distribution point in the premises.



                                                                    JACo
                                                                    rev. 4-2-81

                                   EXHIBIT C

                             RULES AND REGULATIONS

        Reference is made to a certain Agreement of Lease dated 12/31, 1981 (the "Lease"), to which these Rules and Regulations are attached. Definitions of terms are set forth in the Lease.

        The following rules and regulations have been formulated for the safety and well-being of all tenants of the Building and to insure compliance with all municipal and other requirements. Strict adherence to these rules and regulations is necessary to guarantee that each and every tenant will enjoy a safe and unannoyed occupancy in the Building in accordance with the Lease. Any continuing violation of these rules and regulations by Tenant, after notice from Landlord, shall be deemed to be an Event of Default under the Lease.

        Landlord may, upon request by any tenant, waive the compliance by such tenant to any of these rules and regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent, (ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord,
(iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the rules and regulations unless such other tenant has received a similar waiver in writing from the Landlord, and (iv) any such waiver by Landlord shall not relieve Tenant from any obligation or liability of Tenant to Landlord pursuant to the Lease for any loss or damage occasioned as a result of Tenant's failure to comply with any such rule or regulation.

        1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, halls or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the premises, and if the premises are situated on the ground floor of the Building, the tenant thereof shall, at said tenant's own expense, keep the sidewalks and curb directly in front of the premises clean and free from ice and snow. Landlord shall have the right to control and operate the public portions of the Building and the facilities furnished for common use of the tenants in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to the premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators and other public portions or facilities of the Building.

        2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner, approved by Landlord.

        3. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

        4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, chemicals, paints, cleaning fluids or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licenses, shall have caused the same.

        5. There shall be no marking, painting, drilling into or in any way defacing the Building or any part of the premises visible from public areas of the Building. Tenant shall not construct, maintain, use or operate within the premises any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system, except as reasonably required for its communication system and approved prior to the installation thereof by Landlord. No such loud speaker or sound system shall be constructed, maintained, used or operated outside of the premises.

        6. No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about the premises, and no cooking (except for hot-plate cooking by Tenant's employees for their own consumption, the equipment for and location of which are first approved by Landlord) shall be done or permitted by any tenant on the premises. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the premises.

        7. No space in the Building shall be used for manufacturing of goods for sale in the ordinary course of business, for the storage of merchandise for sale in the ordinary course of business, or for the sale at auction of merchandise, goods or property of any kind. Furthermore, the use of the premises by each tenant was approved by Landlord prior to execution of the Lease and such use may not be changed without the prior approval of Landlord.

        8. No tenant shall make any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing or in any other way. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

        9. No flammable, combustible or explosive fluid, chemical or substance shall be brought or kept upon the premises.

        10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each tenant shall, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices, storage and toilet rooms either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost thereof [???????] permitted to install such additional locks and security devices as are deemed necessary to conduct its banking business provided Tenant supplies Landlord with a key except to vault areas.

        11. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these rules and regulations or the Lease. Excluding any freight delivered by Brinks, Wells Fargo or any other messenger or delivery service customarily employed to deliver money or negotiable instruments to financial institutions.


        12. No tenant shall pay any employees on the premises, except those actually working for such tenant on the premises.

        13. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management, security guard on duty or security system monitor. Landlord may, at its option, require all persons admitted to or leaving the Building between the hours of 6:00 p.m. and 8:00 a.m., Monday through Friday, and at any hour, Saturdays, Sundays and legal holidays, to register. Each tenant shall be responsible for all persons for whom he authorizes entry into or exit out of the Building, and shall be liable to Landlord for all acts or omissions of such persons.

        14. The premises shall not, at any time, be used for lodging or sleeping or for any immoral or illegal purpose.

        15. Each tenant, before closing and leaving the premises at any time, shall see that all windows are closed and all lights turned off, except as may be necessary for emergency or security purposes.

        16. Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under special instruction from the management of the Building. The requirements of tenants will be attended to only upon application to Landlord and any such special requirements shall be billed to Tenant (and paid with the next installment of rent due) at the schedule of charges maintained by Landlord from time to time or at such charge as is agreed upon in advance by Landlord and Tenant.

        17. Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

* Excluding any freight delivered by Brinks, Wells Fargo or any other messanger or delivery service customarily employed to deliver money or negotiable instruments to financial institutions.


                                                                    JACo
                                                                    rev. 4-2-80

        18. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and side guards, and Tenant shall be responsible to Landlord for any loss or damage resulting from any deliveries of Tenant to the Building.

        19. Mats, trash or other objects shall not be placed in the public corridors.

        20. Landlord does not maintain suite finishes, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs of items not maintained by Landlord arise, Landlord will arrange for the work to be done at Tenant's expense.

        21. Drapes installed by Landlord for the use of Tenant or drapes installed by Tenant, which are visible from the exterior of the Building, must be cleaned by Tenant at least once a year, without notice, at Tenant's own expense.

        22. The amount of liability insurance required to be maintained by Tenant pursuant to paragraph 11(b) of the Lease for bodily injury and property damage is $2 million combined single limit. Landlord may from time to time require Tenant to increase its insurance coverage to an amount determined by Landlord to be satisfactory in Landlord's reasonable judgment.


                                                                    JACo
                                                                    rev. 4-2-80

                                    EXHIBIT D

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                                   (Mortgagee)


        THIS AGREEMENT, made this 31st day of Dec 1981 between Palmer National Bank with offices at ___________________________ (hereinafter called "Tenant"), CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation having its principal office and place of business at 800 Cottage Grove Road, Bloomfield, Connecticut (hereinafter called "Mortgagee"), and 1667 K Street, N.W. Associates Limited Partnership, a Limited Partnership organized and existing under the laws of the District of Columbia (hereinafter referred to as "Landlord").

                              W I T N E S S E T H:

         WHEREAS, Tenant has entered into a certain lease (the "Lease") dated 12/31/81, with Landlord covering premises within a certain building known as 1667 K Street, N.W. (the "Premises"); and more particularly described as Lot 71, Square 184, Washington, D.C.; and

        WHEREAS, the Mortgagee (has agreed to make a mortgage loan (the "Mortgage") to the Landlord, provided, however, that said Lease is subordinate to the lien of the Mortgage)(is currently the holder of a mortgage covering the Premises pursuant to a Deed of Trust dated ____________, and recorded as Document ______________ in the Land Records of the District of Columbia) (the "Mortgage"); and

         WHEREAS, Mortgagee has been requested by Tenant and by Landlord to enter into a non-disturbance agreement with Tenant;

         NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto mutually covenant and agree as follows:

         1. The Lease and any extensions, renewals, replacements or modifications thereof, and all of the right, title and interest of the Tenant in and to said Premises are and shall be subject and subordinate to the Mortgage and to all of the terms and conditions contained herein, and to any renewals, modifications, replacements, consolidations and extensions thereof.

         2. Mortgagee consents to the Lease and, in the event of foreclosure of said Mortgage, or in the event Mortgagee comes into possession or acquires title to the Premises as a result of the enforcement of the foreclosure of the Mortgage or mortgage note, or as a result of any other means, Mortgagee agrees to recognize Tenant and further agrees that Tenant shall not be disturbed in its possession of the Premises for any reason other than one which would entitle the Landlord to terminate the Lease under its terms or would cause, without any further action by such Landlord, the termination of the Lease or would entitle such Landlord to dispossess the Tenant from the Premises.

         3. Tenant agrees with Mortgagee that if the interests of Landlord in the Premises shall be transferred to and owned by Mortgagee by reason of foreclosure or other proceedings brought by it, or by any other matter, Tenant shall be bound to Mortgagee under all the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be affected in accordance with any option therefor in the Lease, with the same force and effect as if Mortgagee were the Landlord under the Lease, and Tenant does hereby attorn to Mortgagee as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Mortgagee succeeding to the interest of the Landlord in the Premises. Tenant agrees, however, upon the election of and written demand by Mortgagee within twenty (20) days after Mortgagee receives title to the Premises, to execute an instrument in confirmation of the foregoing provisions, satisfactory to Mortgagee, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

         4. Tenant agrees with Mortgagee that if Mortgagee shall succeed to the interest of Landlord under the Lease, Mortgagee shall not be (a) liable for any action or omission of any prior landlord under the Lease, or (b) subject to any offsets or defenses which Tenant might have against any prior landlord, or (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior Landlord, or (d) bound by any security deposit which Tenant may have paid to any prior landlord, or (e) bound by any amendment or modification of the Lease made without Mortgagee's consent, or (f) bound by any provision in the Lease which obligates the Landlord to erect or complete any building or to perform any construction work or to make any improvements to the Premises. Tenant further agrees with Mortgagee that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Mortgagee's consent.

         5. In the event that the Landlord shall default in the performance or observance of any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to the Mortgagee and the Mortgagee shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease including without limitation any action in order to terminate, rescind or void the Lease or to withhold any rental thereunder, for a period of 10 days after receipt of such written notice thereof by the Mortgagee with respect to any such default capable of being cured by the payment of money and for a period of 30 days after receipt of such written notice thereof by the Mortgagee with respect to any other such default (provided, that in the case of any default which cannot be cured by the payment of money and cannot with diligence be cured within such 30-day period because of the nature of such default or because Mortgagee requires time to obtain possession of the Premises in order to cure the default, if the Mortgagee shall proceed promptly to attempt to obtain possession of the Premises, where possession is required, and to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence and continuity).

         6. Landlord agrees with Mortgagee that Landlord's estate in the Premises shall not be conveyed or encumbered without the written consent of the Mortgagee so long as the Lease is in effect.

         7. Landlord agrees with Mortgagee that Landlord's estate in the Premises shall not be conveyed nor shall Landlord further assign Landlord's interest in the Lease, unless the grantee or assignee shall acknowledge in writing to the Mortgagee that the conveyance or assignment is accepted subject to the Lease. Landlord further agrees that in the event said estate in the Premises or said interest in the Lease passes to any other person, firm or corporation, by operation of law or by any other means, such passage of title shall be applicable to the Lease.

         8. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns. As used herein the term "Tenant" shall include the Tenant, its successors and assigns; the words "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Landlord's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure, and the word "Mortgagee" shall include the Mortgagee herein specifically named and any of its successors and assigns, including anyone who shall have succeeded to Landlord's interest in the Premises by, through or under foreclosure of the Mortgage.

         9. This Agreement shall not be modified or amended except in writing signed by all parties hereto.

         10. The use of the neuter gender in this Agreement shall be deemed to including any other gender, and words in the singular number shall be held to include the plural, when the sense requires.

        IN WlTNESS WHEREOF the parties hereto have placed their hands and seals the day and year first above written.

Signed and acknowledge                     Tenant: Palmer National Bank
the presence of us:                                 (in organization)



/s/  LOIS A. ZAMBO                          BY: /s/ STEFAN A. HALPER
----------------------------                  ----------------------------
                                                Stefan A. Halper


                                            BY: /s/ HARVEY MCLEAN
                                              ----------------------------
                                                Harvey McLean


Attest                                      Mortgagee
                                            CONNECTICUT GENERAL LIFE INSURANCE
                                            COMPANY


/s/ ROBERT P. VESTEWIG                      BY:/s/ ROBERT E. RAYMOND
----------------------------                  ----------------------------
Robert P. Vestewig, Secretary                   Robert E. Raymond,
                                                Second Vice President
(Corporate Seal)

Attest                                      Landlord:

                                             1667 K Street, N.W. Associates
                                             Limited Partnership

/s/ MARY EBERT                              By /s/ JOHN E. AKRIDGE
----------------------------                ----------------------------
Ass't Secretary                                John E. Akridge, III
                                               President
(Corporate Seal)                               The John Akridge Company
                                               Managing General Partner

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

        THIS AGREEMENT, made this 31st day of December 1981 between Palmer National Bank with offices at ______________________________ (hereinafter called "Tenant"), CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation having its principal office and place of business at 900 Cottage Grove Road, Bloomfield, Connecticut (hereinafter called "Over Lessor"), and 1667 K Street,N.W. Associates, Limited Partnership a partnership organized and existing under the laws of the District of Columbia (hereinafter referred to as "Landlord").

                                   WITNESSETH

         WHEREAS, the Tenant has entered into a certain lease (the "Lease") dated 12/31/81, with Landlord covering premises within a certain building known as 1667 K Street, N.W. (the "Premises"); and more particularly described in Exhibit "A" attached hereto and incorporated herein; and

         WHEREAS, the Over Lessor will enter into, or has entered into, a certain lease (the "Over Lease") with Landlord in which Landlord leases premises owned by Over Lessor.

         WHEREAS, Over Lessor has been requested by Tenant and by Landlord to enter into a non-disturbance agreement with Tenant;

         NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, the parties hereto mutually covenant and agree as follows:

         1. In the event of termination of the Over Lease or in the event Over Lessor acquires the Landlord's leasehold interest, Over Lessor agrees to recognize Tenant and further agrees that Tenant shall not be disturbed in its possession of the leased premises for any reason other than one which would entitle the Landlord to terminate the Lease under its terms or would cause without any further action by such Landlord the termination of the Lease or would entitle such Landlord to dispossess the Tenant from the leased premises.

         2. Tenant agrees with Over Lessor that if the interest of Landlord in the leased premises shall be transferred to and owned by Over Lessor by reason of termination of the Over Lease or in any other manner, Tenant shall be bound to Over Lessor under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extension or renewal thereof which may be affected in accordance with any option therefor in the Lease, with the same force and effect as if Over Lessor were the Landlord under the Lease, and Tenant does hereby attorn to Over Lessor as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Over Lessor succeeding to the interest of the Landlord in the leased premises.

         3. In the event that the Landlord shall default in the performance or observance of any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to Over Lessor and Over Lessor shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to such default under the Lease including without limitation any action in order to terminate, rescind or void the Lease or to withhold any rental thereunder, for a period of ten (10) days after mailing of such written notice thereof to Over Lessor with respect to any such default capable of being cured by the payment of money and for a period of thirty (30) days after mailing of such written notice thereof to the Over Lessor with respect to any other such default (provided that in the case of any default which cannot be cured by the payment of money and cannot with diligence be cured within such thirty (30) day period because of the nature of such default or because Over Lessor requires time to obtain possession of the leasehold estate in order to cure the default, if the Over Lessor shall proceed promptly to attempt to obtain possession of the leasehold estate, where possession is required to cure the same and thereafter shall prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such a period as may be necessary to complete the curing of the same with diligence and continuity).

         4. Landlord agrees with Over Lessor that Landlord's estate in the leased premises shall not be conveyed, encumbered nor shall the Landlord further assign Landlord's interest in the Lease without the prior written consent of Over Lessor. Landlord further agrees that in the event said estate in the leased premises or said interest in the Lease passes to any person, firm or corporation by operation of law or by any other means, such passage of title shall be subject to the Lease.

         5. This agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns.

         6. This agreement shall not be modified or amended except in writing signed by all parties hereto.

         IN WITNESS WHEREOF, the parties hereto have placed their hands and seals the day and year first above written.

Signed and acknowledged                 TENANT: Palmer National Bank
in the presence of:                              (in organization)

/s/ LOIS A. ZAMBO                               /s/ STEFAN A. HALPER
----------------------------            ------------------------------------
                                                Stefan A. Halper
----------------------------

----------------------------                    /s/ HARVEY MCLEAN
                                        ------------------------------------
----------------------------                    Harvey McLean


                                        LANDLORD: 1667 K Street, N.W. Associates
                                                  Limited Partnership

/s/ MARY EBERT                         By /s/ JOHN E. AKRIDGE
----------------------------               ---------------------------------
Ass't Secretary                                John E. Akridge, III, President
----------------------------                   The John Akridge Company
                                               Managing General Partner
(Signatures continued on next page)


                                        OVER LESSOR:

                                        CONNECTICUT GENERAL LIFE INSURANCE
                                        COMPANY

                                        By /s/ ROBERT E. RAYMOND
                                           ----------------------------
                                                Robert E. Raymond,
                                                Second Vice President

Acknowledgment

                                   EXHIBIT E


               [LOGO] CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                           Hartford, Connecticut


                MODIFICATION AND RATIFICATION OF ASSIGNED LEASE

     The undersigned                             (hereinafter called Landlord),
of                                 , County of                              ,
State of                                 , and
(hereinafter called Tenant), of                 , in consideration of One Dollar
($1.00 and other considerations, hereby agree between themselves as follows:

     1. A certain lease from Landlord to Tenant dated                         ,
19    and recorded in                                        County, State of
                          , described as follows:







together with amendments dated:





is now in full force and effect and is hereby modified to state that the
commencement of the original term of said lease shall be               , 19    .

     2. Tenant has accepted and is now in possession of said premises.

     3. Tenant and Landlord acknowledge that an Assignment of Lessor's Interest in said lease will be or has been made to Connecticut General Life Insurance Company and that no modification, adjustment, revision, or cancellation of said Lease or amendments thereto shall be effective unless written consent of Connecticut General Life Insurance Company is obtained, and that until further notice payments under said Lease may continue as heretofore.

     4. No rent under said Lease has been paid for more than thirty days in advance of its due date.

     5. Tenant is paying the full lease rental.

     6. All work required to be performed by Landlord under the lease has been completed.

     7. There are no defaults in the lease.






Except as modified herein, all other provisions of said lease and the amendments referred to above are hereby ratified.

     In witness whereof Landlord and Tenant have executed this document
this    day of 19    .

Signed, sealed, acknowledged
and delivered in the presence
of Witnesses and at the request
of Landlord and Tenant


Delete this clause if Witnesses not necessary.


------------------------------    -------------------------------------(SEAL)
                                                         Landlord

                                  Address of Landlord
------------------------------
                                  -------------------------------------------
                                  Street and No.         City      State

------------------------------    -------------------------------------(SEAL)
                                                         Tenant

                                  Address of Tenant
------------------------------
                                  --------------------------------------------
                                  Street and No.         City      State

                    Acknowledgments for Landlord and Tenant

STATE OF          )
                  : ss.
COUNTY OF         )


STATE OF          )
                  : ss.
COUNTY OF         )

                                    Exhibit F

                               Basic Rent Schedule
                               (8,000 square feet)


                            Annual                       Monthly
                             Rent                         Rent
                          -----------                   ---------
Year    1                 $267,360.00                   22,280.00
        2                  274,320.00                   22,860.00
        3                  282,320.04                   23,526.67
        4                  290,319.96                   24,193.33
        5                  298,320.00                   24,860.00
        6                  306,320.04                   25,526.67
        7                  314,319.96                   26,193.33
        8                  322,310.04                   26,859.17
        9                  330,320.04                   27,526.67
       10                  338,319.96                   28,193.33

                                    ADDENDUM



         This Addendum to Agreement of Lease dated 12/31, 1981 by and between 1667 K Street, N.W. Associates Limited Partnership ("Landlord") and Palmer National Bank ("Tenant") covering a portion of the First Basement and a portion of the First Floor ("Premises") of an office building under construction by Landlord at 1667 K Street, N.W. Washington D. C. (the "Building").

         The parties hereto incorporate in to the above Agreement of Lease (the "Lease") as though therein fully rewritten and made a part hereof, the following terms and conditions which amend, supplement or define the provisions contained in such Lease and agree that whatsoever any provision contained in this Lease, the Addendum provisions shall prevail.

22. Provided Tenant is not in default hereunder, Tenant shall have the right to renew the term of this lease for an additional term of nine (9) years at market terms and conditions by giving Landlord three hundred sixty (360) days written notice. In the event the Lease Amendment is not executed at least one hundred eighty (180) days prior to the Lease Expiration Date this option shall become null and void.

23. Tenant shall have the right to install an automatic teller machine in a prominent location on the first floor street level within the Premises at a location mutually acceptable to Landlord and Tenant.

24. Provided Tenant has performed hereunder, Landlord shall allow Tenant beneficial occupancy of the Premises at least ninety (90) days prior to the Lease Commencement Date to install fixtures and equipment.

25. Tenant shall have the right to install at Tenant expense, building standard signage (similiar to 1015 Fifteenth Street, N.W.) approved in writing by Landlord.

26. Tenant shall have the right to lease six (6) monthly parking spaces from the garage operator at the prevailing rate adjusted from time to time. Said spaces may or may not be reserved, assigned, attendant park or self park.

27. in the event Tenant is unable to obtain approval of the Comptroller of the Currency for the charter of the bank within two hundred thirty (230) days of lease approval by lender, the lease shall become null and void. In that event Tenant shall be entitled to a refund of the security deposit and all parties shall be relieved of further liability hereunder.

28. Tenant shall pay for the cost of design and structural reinforcement for the slabs and columns to support the vaults, stairs and stair openings, not to exceed Fifteen Thousand Dollars ($15,000), which shall not be refundable in the event the lease is cancelled. Said amount shall be placed in escrow pending lease execution and shall be due and payable upon completion of the design and pricing of the work and the execution of the Lease by all parties.

29. Notwithstanding the provision in Paragraph 5 Landlord shall waive the right of first refusal and terminate (provided in Paragraph 5c) provided Tenant continues to occupy one third of the Premises. Further, Landlord agrees to exclude from the profits any leasing fees or advertising necessary to Sublet the space or the amortized cost of extra tenant work.

30. Notwithstanding the provisions of Paragraph 15(b), Tenant shall not be prevented from making any separate claim or cause of action which Tenant may have directly against the condemning authority and which Tenant is able to pursue without interfering with Landlord's claim or cause of action and without eliminating Landlord's right to Landlord's award.

31. Provided Tenant is not In default hereunder, Tenant shall have the first right to negotiate for any space which is contigious to the Premises at said time said space becomes available for lease excluding the initial leasing of the space. Landlord shall give notice to Tenant of the anticipated availability, terms and conditions for lease of the space. In the event a lease is not executed within fifteen days of the date Landlord gives Tenant notice, Tenant's right to negotiate shall become null and void.

32. The individuals executing this Lease on behalf of Palmer National Bank (which is in organization) are two of the organizers of the Tenant. This Lease shall be deemed to be assigned to Palmer National Bank upon issuance to Palmer National Bank by the Comptroller of the Currency of final unconditional approval of its national bank charter application, unless the Lease has been terminated prior to that time. Landlord agrees that from and after the date of the Comptroller of the Currency's approval Landlord shall look exclusively to the Tenant for the satisfaction of all of the Tenant's obligations under this Lease.

33. Notwithstanding the provision of Paragraph 3(b) and 3(c), Tenant's proportionate share of increased operating charges for capital improvements, financing costs and ground rent shall not exceed the product of 0.15 times the Basic Rent times the percentage change in the CPI index for any calendar year.